As filed with the Securities and Exchange Commission on October 14, 2020

Securities Act File No. 333-237941

1940 Act File No. 811-23566

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. 2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 2

Bow River Capital Evergreen Private Markets Fund

(Exact Name of Registrant as Specified in Charter)

205 Detroit Street, Suite 800

Denver, Colorado 80206

(Address of Principal Executive Offices)

(303) 861-8466

(Registrant’s Telephone Number)

Jeremy Held

Bow River Asset Management LLC

205 Detroit Street, Suite 800

Denver, Colorado 80206

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box):

[X]	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	PROPOSED AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER SHARE(1)	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE(1)
Shares	100,000	$10.00	$1,000,000	$129.80[2]

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.
(2)	Previously paid.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 14, 2020

PRELIMINARY PROSPECTUS

Bow River Capital Evergreen Private Markets Fund

Class I Shares

Class II Shares

Bow River Capital Evergreen Private Markets Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act. An “interval fund” is a type of closed-end company that will make periodic repurchase offers for its securities.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad portfolio of private equity investments that provide attractive risk-adjusted return potential.

The Fund will seek to achieve its investment objective through broad exposure to private equity, private credit, and semi-liquid or listed investments, that may include: (i) direct investments; (ii) secondary investments; (iii) private credit instruments; (iv) primary fund commitments; (v) direct or secondary purchases of liquid credit instruments; (vi) other liquid investments; and (vii) short-term investments, (together, the “Fund Investments”). The Fund will seek to provide exposure to a broad set of managers, strategies and transaction types across multiple sectors, geographies and vintage years. “Vintage year” refers to the year in which a private equity fund was established. This date is typically the year in which a private equity fund holds the final closing on its fundraising activities. For example, a fund that held its final closing in December, 2019, after an 18-month fundraising period would be deemed to have a vintage year of 2019.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Bow River Capital Evergreen Private Equity Fund, LP (the “Predecessor Fund”), reorganized with and transferred substantially all its assets into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. Unlike the Predecessor Fund, the Fund will be an “evergreen” fund (i.e. a fund that continuously offers its shares with no termination date).

The Fund cannot guarantee that it will meet its investment objective. Investing in the Fund involves a high degree of risk. See “RISKS” and “LIMITS OF RISKS DISCLOSURE” beginning on page 30.

	Class I Shares(3)	Class II Shares(3)	Total
Offering Price to Public (1)	[ ]	[ ]	[ ]
Sales Load	None	None	None
Proceeds to the Fund(2)	[ ]	[ ]	[ ]

(1)	Foreside Fund Services, LLC acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. No arrangement has been made to place funds received in an escrow, trust or similar account. Generally, the stated minimum initial investment by an investor in the Fund is $1,000,000 for Class I Shares, and $50,000 for Class II Shares, which stated minimums may be reduced for certain investors. Investors purchasing Shares (as defined herein) will not be charged a sales load. Accordingly, the table assumes that no sales load is charged.
(2)	Assumes all shares currently registered are sold in the offering. Shares will be offered in a continuous offering at the Fund’s then current net asset value (“NAV”). The Fund will bear its organizational costs of approximately $[ ]. The Fund has additionally incurred offering costs of approximately $[ ]. The Fund’s offering costs, whether borne by Bow River Asset Management LLC (the “Adviser” or “Bow River Capital”) or the Fund are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date (as defined below). The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund’s initial offering expenses are described under “FUND EXPENSES.” The payment of offering expenses and distribution by the Fund are indirectly borne by investors in common shares and payment of those offering expenses and distribution will immediately reduce the net asset value of each share of common stock purchased in this offering.

(3)	Class I Shares of the Fund is currently the only class offered to investors. The Fund expects to offer Class II shares in the future, but doing so is subject to obtaining an exemptive order from the U.S. Securities and Exchange Commission (“SEC”). There is no assurance that the Fund will be granted the exemptive order.

This prospectus (the “Prospectus”) applies to the offering of two separate classes of shares of beneficial interests (“Shares”) in the Fund, designated as Class I Shares, and Class II Shares. The Fund has applied to the SEC for an exemptive order that would permit the Fund to offer more than one class of Shares. Class II Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order. The Fund’s Shares will generally be offered for purchase on the first business day of each month at the NAV per Share, as determined as of the close of regular trading on the New York Stock Exchange on that day. The Fund has registered $[250,000,000] for sale under the registration statement to which this Prospectus relates. No person who is admitted as a common shareholder of the Fund (a “Common Shareholder”) will have the right to require the Fund to repurchase its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by prospective investors who are able to certify that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended, and meet the other requirements of an “Eligible Investor,” as defined herein. See “ELIGIBLE INVESTORS.”

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the agreement and declaration of trust of the Fund (the “Agreement and Declaration of Trust”). A copy of the Agreement and Declaration of Trust is attached as Appendix A to this Prospectus.

Shares are speculative and illiquid securities involving substantial risk of loss. See “RISKS” generally, and “Risks Related to the Fund’s Structure” and “Risks Related to the Fund’s Investment Program”, more specifically.

•	Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop.
•	You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs.
•	Although the Fund is required to implement a Share repurchase program, the Fund’s hybrid repurchase mechanism provides that only a limited number of Shares will be eligible for repurchase by the Fund. See “REPURCHASES OF SHARES.”
•	If you are permitted to sell your Shares to a third party rather than through the repurchase process, you may receive less than your purchase price.
•	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Agreement and Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be repurchased by the Fund at a Common Shareholder’s option nor will they be exchangeable for Shares or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Due to these restrictions, an investor should consider an investment in common shares to be illiquid.
•	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.
•	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.
•	Common Shareholders will pay offering and organizational expenses and will have to receive a total return at least in excess of those expenses to receive an actual return on any investment.
•	Any interest accrued by borrowing in anticipation of share repurchases or accumulation of cash in anticipation of repurchases will reduce net income; any expense of which will be indirectly borne by the holders of the Fund’s common shares.
•	As a result of the selling commissions and dealer manager fees you pay and the offering expenses incurred, Shares are subject to immediate dilution upon purchase. In addition, because Shares are continuously offered, you may experience additional dilution in the net asset value of your Shares.
•	The Fund, may, at times, be a “fund of funds,” in that a substantial portion of its assets may be invested in closed-end private funds and in other registered investment companies. See Risks Related to Fund Investments – Generally- Additional Fee Layers and Exchange-Traded Product Risk.
•	You should invest in the Fund only if you can sustain a complete loss of investment.

Leverage. In pursuing the Fund’s investment objective, the Fund may seek to enhance returns through the use of leverage. The Fund intends to use borrowings, including loans from certain financial institutions, to leverage its portfolio, in an aggregate amount of up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such borrowings) immediately after such borrowings. Leverage magnifies volatility and will decrease the Fund’s return if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The Fund’s leverage strategy may not work as planned or achieve its goal. All leverage expenses of the Fund will be borne solely by holders of the Fund’s Common Shares. See “INVESTMENT POLICIES—Borrowing by the Fund,” and “Risks—Leverage Risk.”

There are risks associated with the Fund’s distribution sources.

•	The amount of distributions that the Fund may pay, if any, is uncertain.
•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, amounts from the Fund’s affiliates that are subject to repayment by investors, and return of capital (i.e. generally the return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities, made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the adviser). When distributions are paid from these sources, the amount of capital available to the Fund for purposes of investment may be reduced.
•	Fees and expenses, including any future reimbursement of waived fees and expenses for which the Adviser is eligible, will reduce any distributions a Common Shareholder would otherwise receive.

No Prior History. The Fund has no operating history and the shares have no history of public trading.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [ ], 2020, has been filed with the SEC. You can request a copy of the SAI and annual and semi-annual reports of the Fund without charge by writing to the Fund, c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at (888) 330-3350. The SAI and annual and semi-annual reports of the Fund will also be available at www.bowrivercapital.com. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 66 of this Prospectus. You can obtain the SAI, material incorporated by reference, and other information about the Fund, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THE FUND’S PRINCIPAL UNDERWRITER IS Foreside Fund Services, LLC.

Fund Repurchases: The Fund has elected to implement a hybrid repurchase mechanism, where under normal circumstances, the Fund intends to provide a limited degree of liquidity to common shareholders by conducting semi-annual repurchase offers pursuant to Rule 23c-3 of the Investment Company Act, as well as discretionary repurchase offers at the discretion of the Fund’s board of trustees (the “Board”).

Subject to applicable law, the Fund has adopted a fundamental policy to conduct semi-annual repurchase offers (“Required Repurchases”) for no less than 5% and no more than 25% of the Fund’s Shares outstanding at NAV, reduced by any applicable repurchase fee. Required Repurchases in excess of 5% will be made at the sole discretion of the Board and each of the trustees on the Board (each, a “Trustee”). As a result, investors should not expect nor rely on Required Repurchases in excess of 5%.

In addition, the Fund also intends, under normal market conditions and subject to applicable law, to make periodic tender offers (“Discretionary Repurchases”) for each calendar quarter following a Required Repurchase (i.e. each calendar quarter following a semi-annual Required Repurchase), subject to the discretion of the Board.

While the Board may consider, among other things, the recommendation of the Adviser and intends to make Discretionary Repurchase offers for no less than 5% of the Fund’s Shares outstanding at NAV, reduced by any applicable repurchase fee, the frequency and amount of each Discretionary Repurchase offer is subject to the approval of the Board. As a result, Discretionary Repurchases may be offered at any amount, as determined by the Board, or not at all.

Common Shareholders who tender Shares for repurchase at any time prior to the day immediately preceding the one-year anniversary of the Common Shareholder’s purchase of the Shares, will be charged a 2.00% early repurchase fee by the Fund. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. It is possible that a repurchase offer may be oversubscribed, with the result that common shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

Common Shareholders will be notified in writing of a Required Repurchase or Discretionary Repurchase (“Shareholder Notification”) and the date on which each repurchase offer expires (the “Repurchase Request Deadline”). The time between the notification to Common Shareholders and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. Shares will be repurchased at the per-class NAV per Share determined as of the close of regular trading on the New York Stock Exchange, no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”). The Shareholder Notification will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Common Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Common Shareholder’s address of record, or credited directly to a predetermined bank account on the purchase payment date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws. See “REPURCHASES OF SHARES.”

The Fund’s Shares are not listed and the Fund does not currently intend to list its Shares for trading on any national securities exchange. There is not expected to be any secondary trading market in Shares. The Shares are, therefore, not marketable. Even though the Fund intends to provide liquidity to common shareholders on a quarterly basis through both semi-annual Required Repurchases and Discretionary Repurchases at the discretion of the Board, you should consider the Shares to be illiquid. See “RISKS - Risks Related to the Fund’s Structure.”

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, www.bowrivercapital.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you elect, or have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically, by calling the Fund at (888) 330-3350, by sending an email to [nally@bowrivercapital].com, or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund, c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212, by telephone at (888) 330-3350. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

The date of this Prospectus is [ ], 2020

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the Agreement and Declaration of Trust.

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware trust on April 21, 2020.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment, as a total loss of investment is possible.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares and Class II Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has applied for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure. Class I Shares will be the only class offered for purchase until the Fund has received an exemptive order permitting the multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Bow River Capital Evergreen Private Equity Fund, LP (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund share the same investment adviser and portfolio managers. For past performance information of the Predecessor Fund, see “Performance.”

Investment Objective and Strategies

The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad portfolio of private equity investments that provide attractive risk-adjusted return potential.

The Fund’s investments (the “Fund Investments”) will be a broad mix of private equity, private credit, and semi-liquid or listed investments, that are expected to consist of: (i) direct investments in the equity or debt of a company (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”); (ii) secondary purchases of interests in closed-end private funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”) and other private assets (together, “Secondary Investments”); (iii) primary fund commitments (“Primary Fund Commitments”); (iv) direct or secondary purchases of liquid credit instruments; (v) other liquid investments, including listed private equity, listed infrastructure, and exchange-traded funds (“ETFs”); and (vi) short-term investments, including money market funds, short term treasuries, or other liquid investment vehicles (together, “Short-term Investments”). The Fund may, at times, be a “fund of funds,” in that a substantial portion of its assets may be invested in other closed-end private funds and in other registered investment companies. See “Additional Fee Layers” and “Exchange-Traded Product Risk.” However, the Fund may also gain such exposure through a direct investment in the targeted investment entity or indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties. The Fund may create special purchase vehicles to facilitate direct investments into target companies or funds, although investments in Adviser-managed investment vehicles will be greatly limited or prohibited due to Investment Company Act requirements. A discussion of the potential risks inherent in these investments can be found under “Transactions with Affiliates.”

To enhance the Fund’s liquidity (which may otherwise be limited), particularly in times of possible net outflows through the tender of Shares by investors, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents for extended periods of time. To the extent permitted by the Investment Company Act, the Fund may borrow for investment purposes. See “INVESTMENT POLICIES.”

Risk Factors

Investing in the Fund involves risks, including the risk that shareholders may receive little or no return on their investment or that shareholders may lose part or all of their investment. For a more complete discussion of the risks of investing in the Fund, see “Risks” and “LIMITS OF RISKS DISCLOSURE.” Shareholders should consider carefully the following principal risks before investing in the Fund. Below is a summary of some of the principal risks of investing in the Fund

•    Common Shares will not be listed on any securities exchange;

•    Although the Fund intends to offer a limited degree of liquidity by conducting semi-annual repurchase offers and periodic repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no guarantee that an investor will be able to sell all of the Common Shares that the investor desires to sell. The Fund should therefore be considered to offer only limited liquidity. See Risks - Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares;

•    The Fund’s distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. See DIVIDENDS AND DISTRIBUTIONS;

•    The Fund is a newly organized, non-diversified, closed-end investment company with no operating history. See Principal Risks Related to the Fund’s Structure;

•    The Fund is the first registered investment company that the Adviser has managed. As a result, it is its first time addressing certain operational and compliance requirements of the Investment Company Act. See Risks - Adviser;

•    The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with the Fund. See “INVESTMENT POLICIES—Borrowing by the Fund;

•    The Fund operates in a highly competitive market for investment opportunities. See Risks – Competition for Investment Opportunities;

•    There are a number of potential conflicts of interest that could impact the Fund’s investment returns. See “Conflicts of Interest”;

•    To qualify and remain eligible for the special tax treatment accorded to a regulated investment company (“RIC”) and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain source-of-income, asset-diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status. See DIVIDENDS AND DISTRIBUTIONS; and

•    The Fund may be materially affected by general economic and market conditions, including interest rates, inflation rates, economic uncertainty, availability of credit, financial market volatility, changes in laws and national and international political circumstances. See Risks-General Economic and Market Conditions.

Management	The Fund’s Board of Trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. See “MANAGEMENT OF THE FUND—The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser and Investment Consultant

Pursuant to an investment management agreement (the “Investment Management Agreement”), Bow River Asset Management LLC, an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”). The Adviser was organized as a limited liability company under the Laws of the State of Colorado on January 7, 2003.

Pursuant to an investment consultant agreement (the “Investment Consultant Agreement”), Aksia TorreyCove Partners, LLC, an investment adviser that is registered under the Advisers Act, serves as a non-discretionary Investment Consultant (“Investment Consultant”) to the Fund.

Fund Administration

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are not expected to exceed $[ ]. The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date (as defined below) and are not expected to exceed $[ ]. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. The payment of offering expenses and distribution by the Fund are indirectly borne by investors in common shares and payment of those offering expenses and distribution will immediately reduce the net asset value of each share of common stock purchased. Offering costs cannot be deducted by the Fund or Common Shareholders.

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee. The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Adviser to the Fund. The Fund pays the Adviser a monthly Investment Management Fee equal to 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Common Shareholders. See “MANAGEMENT OF THE FUND .”

Administration Fee. The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator earns and is paid monthly in an amount equal to at least 1/12th of the applicable annual fee calculated based upon the average net asset value of the Fund, subject to a minimum annual fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency and custodian services. See “ADMINISTRATION.”

The Fund has applied for exemptive relief from the SEC that will allow the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class II Shares (the “Distribution and Servicing Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares is not subject to the Distribution and Servicing Fee. Class II Shares will not be offered for sale until the Fund has received the requested exemptive relief from the SEC. As of the date of this Prospectus, the Fund had not received exemptive relief, and Class II Shares have not been offered for sale. There is no assurance that the Fund will be granted the exemptive order. See “DISTRIBUTION AND SERVICE PLAN”.

Distributions	Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Common Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Common Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Common Shareholders. See “Taxes” below.

Eligible Investors	Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as an “accredited investor” are set forth in the subscription documents that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions.

Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Common Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to the Fund, c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212. See “CERTAIN TAX CONSIDERATIONS—Taxation of Non-U.S. Common Shareholders.”

To the extent the Fund identifies any Common Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory repurchase of all or some of the Shares of such Common Shareholder, or any person acquiring Shares from or through such Common Shareholder, (ii) retain any unrealized gains or profits associated with Shares held by such Common Shareholder and/or (iii) take any other action the Board determines to be appropriate in light of the circumstances.

Purchasing Shares	The minimum initial investment in the Fund for Class I Shares is $1,000,000, and the minimum initial investment for Class II Shares is $50,000, except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions are not less than $25,000.

Shares will generally be offered on the first business day of each month at the net asset value per Share, as determined as of the close of regular trading on the New York Stock Exchange on that day.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an account registered to the Fund with UMB Fund Services, Inc., the Fund’s transfer agent (the “Transfer Agent”). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Common Shareholders.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”

Use of Proceeds	The proceeds from the sale of Shares of the Fund, not including the amount of any placement fees and the Fund’s fees and expenses (including, without limitation, offering expenses) will, under normal market conditions, be invested by the Fund in accordance with the Fund’s investment objective and strategies, consistent with market conditions and the availability of suitable investments. Delays in investing the Fund’s assets may occur for a variety of reasons and a portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term debt securities or money market funds pending investment pursuant to the Fund’s investment objective and strategies. Furthermore, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity (which may otherwise be limited). See “USE OF PROCEEDS.”

Initial Closing Date

It is anticipated that the initial closing will occur no later than [ ] (the “Initial Closing Date”). The purchase price of the Shares is based on the net asset value per Share as of the date such shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Dividend Reinvestment Plan	The Fund intends to adopt an “opt out” dividend reinvestment plan (the “DRIP”). Investors that wish to participate in the DRIP will not be required to take any action. A participating investor’s distribution amount will purchase Shares at the net asset value of the Fund. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s subscription agreement or by notifying the Administrator in writing at Bow River Capital Evergreen Private Markets Fund, c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Common Shareholder will receive such distribution in shares through the DRIP.

Repurchases of Shares

The Fund is not a liquid investment. No Common Shareholder will have the right to require the Fund to repurchase its Shares.

The Fund has elected to implement a hybrid repurchase mechanism, where under normal circumstances, the Fund provides a limited degree of liquidity to Common Shareholders by conducting semi-annual repurchase offers pursuant to Rule 23c-3 of the Investment Company Act, as well as discretionary repurchase offers. While the Board may consider, among other things, the recommendation of the Adviser, discretionary repurchase offers will be made at the sole discretion of the Fund’s board of trustees (the “Board”).

The Fund has adopted a fundamental policy to conduct semi-annual repurchase offers (each, a “Required Repurchase”). In each Required Repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined every six months, as of approximately [ ], as applicable (each, a “Valuation Date”). Each Required Repurchase offer will be for no less than 5% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Common Shareholders will have their Shares repurchased on a pro rata basis, and tendering Common Shareholders will not have all of their tendered Shares repurchased by the Fund. Common Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately fourteen (14) days prior to the Valuation Date.

The Adviser also anticipates recommending to the Board that, under normal market circumstances, the Fund conduct periodic repurchase offers of no more than 5% of the Fund’s net assets generally for each calendar quarter following a Required Repurchase (each, a “Discretionary Repurchase”). In determining whether the Fund should offer a Discretionary Repurchase, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. While it is anticipated that each Discretionary Repurchase will be offered for each calendar quarter following a Required Repurchase (i.e. each calendar quarter following a semi-annual Required Repurchase), any Discretionary Repurchase of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. As a result, Discretionary Repurchases may be offered at any amount, as determined by the Board, or not at all. The Fund may also elect to repurchase less than the full amount that a Common Shareholder requests to be repurchased. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See “REPURCHASES OF SHARES.”

A Common Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 for Class II Shares and $100,000 for Class I Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Common Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Common Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Common Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Common Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “REPURCHASES OF SHARES.”

Transfer Restrictions	A Common Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Common Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Common Shareholder requesting the transfer to obtain, at the Common Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Common Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF SHARES.”

Taxes	The Fund intends to elect to be treated as a RIC for U.S. federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize capital gains and dividends and therefore dividends paid to Common Shareholders in respect of such income generally will be taxable to Common Shareholders at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” below and “CERTAIN TAX CONSIDERATIONS.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will distribute to its Common Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Common Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Common Shareholders

Common Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Common Shareholders also will be sent reports regarding the Fund’s operations each quarter. See “REPORTS TO COMMON SHAREHOLDERS.”

Fiscal and Tax Year

The Fund’s first fiscal year will conclude on March 31, 2021. Thereafter, the Fund’s fiscal year will be the 12-month period ending on March 31. The Fund’s first taxable year will conclude on September 30, 2021. Thereafter, the Fund’s taxable year will be the 12-month period ending on September 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Common Shareholders can expect to bear directly or indirectly.

SHAREHOLDER FEES	Class I Shares	Class II Shares
Maximum Early Repurchase Fee (as a percentage of repurchased amount) (1)	2.00%	2.00%
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)
Investment Management Fee (2)	1.75%	1.75%
Distribution and/or Shareholder Servicing Fees(3)	0.00%	0.25%
Interest Expense on Borrowed Funds(4)(5)	0.05%	0.05%
Other Expenses (4)	0.90%	0.90%
Acquired Fund Fees and Expenses (4)(6)	0.35%	0.35%
Total Annual Expenses	3.05%	3.30%
Fee Waiver and/or Expense Reimbursement(7)	(0.40)%	(0.40)%
Total Annual Expenses Before Acquired Fund Fees (after Fee Waiver and/or Expense Reimbursement)	2.65%	2.90%

(1)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Common Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Common Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Common Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Common Shareholder. See “REPURCHASES OF SHARES.”
(2)	The Investment Management Fee is equal to 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). Additionally, in calculating Managed Assets, (i) any derivatives in which the Fund invests will be valued at market value and (ii) any leverage utilized by the Fund will result in an increase in such fee (as a percentage of net assets attributable to Shares). The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Common Shareholders. See “MANAGEMENT OF THE FUND” for additional information.
(3)	The Fund has applied for exemptive relief from the SEC permitting it to offer multiple classes of Shares and to adopt a distribution and service plan for Class II Shares. There can be no assurances the SEC will grant such relief to the Fund; however, if approved, the Fund may charge a distribution and/or shareholder servicing fee up to a maximum of 0.25% per year on Class II Shares on an annualized basis of the aggregate net assets of the Fund attributable to such class. The Fund may use these fees, in respect to Class II Shares, to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Class II Shares of the Fund. See “DISTRIBUTION AND SERVICE PLAN.”

(4)	Acquired Fund Fees and Expenses, Other Expenses and Interest Expense on Borrowed Funds are estimated for the Fund’s current fiscal year.
(5)	All fees and expenses incurred in borrowing money, issuing and servicing debt securities, and/or preferred stock will be indirectly borne by the holders of the Fund’s common shares. Debt is serviced when the borrower repays the interest and principal on a debt over a period of time.
(6)	Common Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from 0.50% to 2.00% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically range from 10-20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds.
(7)	The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”). The Expense Limitation Agreement will commence upon the Commencement of Operations and will continue for at least one year from that date.

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Fund Investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Common Shareholders.

The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Common Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer Agent and Custodian. For a more complete description of the various fees and expenses of the Fund, see “MANAGEMENT OF THE FUND,” “ADMINISTRATION,” “CUSTODIAN,” “FUND EXPENSES,” “REPURCHASES OF SHARES” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

EXAMPLE

Class I Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year			3 Years			5 Years			10 Years
	$	[47	]	$	[82	]	$	[141	]	$	[298	]

Class II Shares

You Would Pay the Following Expenses Based on the Imposition of a 0.25% Distribution and/or Shareholder Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year			3 Years			5 Years			10 Years
	$	[50	]	$	[90	]	$	[153	]	$	[322	]

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

[TBD.]

USE OF PROCEEDS

The proceeds from the sale of Shares of the Fund, not including the amount of any placement fees and the Fund’s fees and expenses (including, without limitation, offering expenses) will, under normal market conditions, be invested by the Fund in accordance with the Fund’s investment objective and strategies, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund’s account with the custodian prior to the closing of the applicable offering. See “PURCHASING SHARES—Purchase Terms.” Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete private equity transactions (which may be considerable), (ii) because certain Portfolio Funds selected by the Adviser or Investment Consultant may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for the Portfolio Fund Managers to invest the amounts committed by the Fund. The Adviser anticipates that substantially all of the proceeds from the offering will be invested in accordance with the Fund’s investment objective upon the Commencement of Operations.

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term debt securities or money market funds pending investment pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity (which may otherwise be limited). The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies. Furthermore, the Fund may finance its cash distributions to Common Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Companies and expense reimbursements from the Adviser.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad portfolio of private equity investments that provide attractive risk-adjusted return potential.

The Fund may borrow as market conditions permit and at the discretion of the Adviser in order to seek enhancement of the Fund’s returns. See “INVESTMENT POLICIES—Borrowing by the Fund” for a discussion of the risks inherent in borrowing.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

Investment Strategies

Private assets refer to investments that are privately negotiated by professional asset managers into the equity or debt of a company. These investments can follow a variety of strategies including, without limitation, equity investments in which a mature company is acquired from current shareholders (“Buyouts”), equity investments in early stage or other high growth potential companies (“Venture/Growth Equity”), and investments in the debt of performing companies or companies in need of restructuring.

Equity investments in which a mature company is acquired from current shareholders are classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a majority of the capital deployed in the overall private equity market. The use of debt financings, or leverage, is prevalent in buyout transactions — particularly in the large-cap segment.

Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare, or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early, and late stage) and often do so in partnership with other investors. Growth equity investors target companies that require additional capital to expand their businesses but are typically more mature than the recipients of traditional venture capital. Such companies might be in a high growth phase but have largely mitigated the basic technology risk in their business plan. Many venture capitalists will consider a later stage investment in previously venture-backed companies to be a growth investment.

The Fund may gain access to private assets through a number of different approaches including: (i) direct investments in the equity or debt of a company (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”); (ii) secondary purchases of interests in closed-end private funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”) and other private assets (together, “Secondary Investments”); (iii) primary fund commitments (“Primary Fund Commitments”); (iv) direct or secondary purchases of liquid credit instruments; (v) other liquid investments, including listed private equity, listed infrastructure, and ETFs; and (vi) short-term investments, including money market funds, short term treasuries, or other liquid investment vehicles (together, “Short-term Investments”). The Fund may gain such exposure through a direct investment in the targeted investment entity or indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties, although investments in Adviser-managed investment vehicles will be greatly limited or prohibited due to Investment Company Act requirements.

In a Direct Equity Investment, the Fund invests in a privately negotiated stake in the equity of an operating company. Depending upon the stage of the operating company, these could follow the Buyout or Venture/Growth Equity strategy. Direct Equity Investments may also encompass, without limitation, real estate or other real assets, such as infrastructure and communications investments, privately negotiated transactions with a listed operating company or acquisition company, or investments structured as debt but with significant equity-like characteristics.

In a Direct Credit Investment, the Fund invests in debt (including, without limitation, senior, subordinated, second lien, mezzanine or bonds) of an operating company or asset pool.

Private asset funds are commingled, professionally-managed investment vehicles that generally acquire diversified portfolios of private assets within a defined strategy. Investors have traditionally gained access to private investments through commitments to closed-ended, blind pool funds with a typical defined life of ten to twelve years. Investors in a private asset fund must maintain reserves of cash to finance such private asset fund’s capital calls for acquisitions, expenses and other obligations during the first three to five years of the private asset fund’s life; cash is returned by a private asset fund to its investors over the life of such private asset fund as investments are liquidated.

While the Fund may make primary fund investments in new private asset funds during their fundraising phase, the presence of uncalled commitments may require significant cash holdings or lines of credit that may impact the return or risk of the Fund.

In Secondary Investments, the Fund purchases stakes in seasoned private asset funds or other private assets. Such mature investments may return cash more quickly than primary fund investments and also avoid substantial uncalled commitments. Both characteristics can be attractive given the structure of the Fund.

Listed private equity investments gain access to underlying private assets through investments in listed entities that invest in private transactions or private funds or that earn fees and/or carried interest from such assets. Historically, the prices of listed private equity investments have been sensitive to economic conditions and, at certain times, could be purchased at discounts relative to similar assets in private transactions.

Listed infrastructure investments are publicly-traded equity securities that generate the majority of their cash flows from owning and/or operating physical infrastructure assets, which may include, among other assets, regulated assets (such as electricity transmission and distribution facilities, gas distribution systems, water-related businesses like water distribution and waste water collection and processing facilities), transportation assets (such as toll roads, airports, seaports, and railway lines), communications assets (including broadcast and wireless towers and satellite networks) and social infrastructure (including schools, hospitals, prisons and courthouses).

The Fund may also invest in ETFs, which are a type of investment company bought and sold on a securities exchange. An ETF typically represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. Some ETFs are actively-managed by an investment adviser and/or sub-advisers. Actively-managed ETFs are subject to the risk of poor investment selection. The Fund may incur brokerage fees in connection with its purchase of ETF shares. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad portfolio of private equity investments that provide attractive risk-adjusted return potential.

The Fund will seek to achieve its objective by investing the majority of its assets in Direct Equity and Credit Investments, Secondary Investments and Primary Fund Commitments. The Fund will seek to provide exposure to a broad set of managers, strategies and transaction types across multiple sectors, geographies and vintage years.

The Adviser will not cause the Fund to engage in direct investments alongside affiliates unless the Fund has received an order granting an exemption from Section 17 of the Investment Company Act or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. The Fund has applied for such exemptive relief, however there is no assurance that it will be granted by the SEC.

The Fund may, directly or indirectly, make investments outside of the United States, including in emerging markets. The Fund’s non-U.S. investments are expected to reside primarily in Europe and Asia and, to a lesser extent in Latin America and the Middle East. Emerging market countries are those countries included in the MSCI Emerging Markets Index. It is expected that no more than 20% of the Fund’s portfolio will be comprised of non-U.S. investments.

The Fund’s investment and strategies will involve exposure to foreign currencies. The Fund may seek to hedge all or a portion of the Fund’s foreign currency risk. Depending on market conditions and the views of the Adviser, the Fund may or may not hedge all or a portion of its currency exposures.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Fund Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

INVESTMENT PROCESS

Bow River Capital and Aksia TorreyCove each follow a structured process to source, evaluate, select and monitor investments for the Fund. The due diligence process is multi-tiered and places significant emphasis on those elements of risk and financial analysis that distinguish private equity from more conventional asset classes. The same thorough and time-tested process is applied to each opportunity regardless of prior investments with Bow River Capital and Aksia TorreyCove. The due diligence approach is designed to ensure that every important area of analysis is reviewed and also provides the flexibility to discover new and/or unique areas of potential concern and opportunity.

In addition to quantitative data, the investment committee also focuses on qualitative factors. Assessing a fund sponsor’s (i.e. the entity responsible for managing the fund) investment team, due diligence skills, access to deal flow and ability to implement its investment strategy is as important to reaching an investment decision as the sponsor’s past performance. The investment process involves key inputs provided by both Bow River Capital and Aksia TorreyCove. Bow River Capital determines key target investment characteristics, focus areas of diligence, and drives long-term portfolio construction. Aksia TorreyCove helps to source investments that meet portfolio targets, leverages their extensive research team to deliver detailed investment analysis, and provides key inputs to investment committee meetings. Bow River Capital utilizes this information in combination with the team’s control buyout expertise to make the final investment decision. While Aksia TorreyCove will assist the Adviser in the diligence process, all investment decisions for the Fund are made exclusively by the Adviser.

There can be no assurance that pursuing the Fund’s process will be successful or not result in losses. This is a general description of the Bow River Capital investment process and may be altered or abbreviated at the discretion of Bow River Capital. The level of review given any investment may vary depending on such factors as the size, amount and complexity of a particular deal.

INVESTMENT POLICIES

Portfolio and Liquidity Management

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:

•	Investing broadly across funds, managers, strategies and transaction types across multiple sectors, geographies and vintage years.

•	Actively managing cash and liquid assets.

The Adviser intends to manage the Fund’s portfolio with a view towards managing liquidity (which may otherwise be limited) and maintaining a high investment level. Accordingly, the Adviser may make investments based, in part, on anticipated future distributions from Fund Investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by Common Shareholders and any distributions made to Common Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including quarterly financial statements, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity (which may otherwise be limited), particularly in times of possible net outflows through the tender of Shares by Common Shareholders, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “GENERAL RISKS,” INVESTMENT RELATED RISKS,” and “LIMITS OF RISKS DISCLOSURE.”

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to purchase portfolio securities, to fund repurchase of Shares or to otherwise provide the Fund with liquidity. Such borrowing may be accomplished through credit facilities or derivative instruments. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the Investment Company Act. The Board may not modify the Fund's fundamental policy on borrowings, however they may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Common Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Hedging Techniques

From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

To the extent that the Fund’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund believes that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund.

There are certain risks associated with the use of such hedging techniques. See “RISKS.”

Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. See “USE OF PROCEEDS.”

Risks

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. The following are certain risk factors that relate to the operations and terms of the Fund. These considerations should be carefully evaluated before determining whether to invest in the Fund.

The Shares are speculative and illiquid securities involving substantial risk of loss, including a complete loss of investment. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and can assume the risks of an investment in the Fund.

Principal Risks Related to the Fund’s Structure

No Operating History. The Fund was formed on April 21, 2020. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline.

Adviser. The Fund is dependent upon the services and resources provided by the Adviser. The Adviser has not previously served as an investment adviser to a registered investment company and its effectiveness may be limited as a result. Furthermore, the Adviser will be addressing certain operational and compliance requirements of the Investment Company Act for the first time in connection with the commencement of operations of the Fund.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares. The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting semi-annual repurchase offers and periodic repurchase offers made at the sole discretion of the Board, a Common Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made semi-annually by the Fund, as well as periodically at the sole discretion of the Board. Shares are considerably less liquid than Shares of funds that trade on a stock exchange or Shares of open-end registered investment companies and are therefore, suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

There will be a substantial period of time between the date as of which Common Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Common Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Common Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. See “REPURCHASES OF SHARES.” An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Also, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Common Shareholders unless called for under the provisions of the Investment Company Act.

Repurchases: The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or on Common Shareholders not requesting that their Shares be repurchased. For example, it is possible that the Fund may receive securities from a Fund Investment that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to the Fund’s Common Shareholders. In the event that the Fund makes such a distribution of securities, Common Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities. See “REPURCHASES OF SHARES.”

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code. See “CERTAIN TAX CONSIDERATIONS.”

Dilution from Subsequent Offerings of Shares. The Fund may accept additional subscriptions for Shares as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Common Shareholders in the Fund Investments prior to such purchases, which could have an adverse impact on the existing Common Shareholders’ interests in the Fund if subsequent Fund Investments underperform the prior investments. Further, in certain cases Portfolio Fund Managers may structure performance-based compensation, with such compensation being paid only if gains exceed prior losses. The value attributable to the fact that no performance-based compensation is being paid to a Portfolio Fund Manager until its gains exceed prior losses is not taken into account when determining the NAV of the Fund. New purchases of Shares will dilute the benefit of such compensation structures to existing Common Shareholders.

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares. See “Risk Related to the Fund’s Structure —Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares.”

Principal Risks Related to the Fund’s Investment Program

General Investment Risks. The types of investments that the Fund anticipates making involve a high degree of risk. There can be no assurance that the Fund will be adequately compensated for risks taken.

Investment Selections. The Fund’s returns on its Fund Investments will depend on the Adviser’s ability to implement and manage the Fund’s investment program and related investments. In making its decisions, the Adviser may rely on information and data provided and prepared by third parties. Although the Adviser intends to evaluate the accuracy and importance of such information and data, it will not always be in a position to confirm the completeness, genuineness, or accuracy of such information and data. The Adviser will use valuation procedures that it believes are fair and accurate (“Valuation Procedures”). However, these procedures are subjective in nature, may not conform to any particular industry standards (if any such industry standards exist) and may not reflect actual values at which the investments are ultimately realized. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

Competition for Investment Opportunities. The business of identifying private equity opportunities is highly competitive and involves a high degree of uncertainty. There may be intense competition for investments of the type in which the Fund intends to invest, and such competition may result in less favorable investment terms than would otherwise be the case. Additional funds with similar investment objectives may be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities may increase, which may also require the Fund to participate in competitive bidding situations, the outcome of which cannot be guaranteed, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made. Participation in competitive bidding situations will also increase the pressure on the Fund with respect to pricing of a transaction. Moreover, the Fund may incur bid, due diligence or other costs on investments which may not be successful. As a result, the Fund may not recover all of its costs, which would adversely affect returns.

Financial Model Risk. The Adviser may employ financial and analytical models to aid in the selection of its investments. If any such models are employed, the success of the Fund’s investment activities will depend, in large part, upon the viability of these models. There can be no assurance that the models are currently viable, or will remain viable during the term of the Fund, due to various factors, including the quality of the data input into the models and the assumptions underlying such models, which to varying degrees involve the exercise of judgment. Even if the models function as anticipated, they cannot account for all factors that may influence the returns on the Fund’s investments. Also, there can be no assurance that the investment professionals utilizing the models will be able to determine that any model is or will become not viable, or not completely viable, or notice, predict or adequately react to any change in the viability of a model. The use of a model that is not viable or not materially viable could, at any time, have a material adverse effect on the performance of the Fund.

No Purchase Agreement and Limited Representations and Warranties/Release of Sellers. Private equity investments will generally be acquired from unaffiliated parties. As a result, the terms of the purchase agreements are unknown at this time. In addition, the right to sue the sellers with respect to a breach of a representation or warranty may expire within a relatively short period of time after the close of escrow on the purchase of the Fund Investments. In certain cases, the Adviser may also agree to release the sellers from certain claims, costs and liabilities in the purchase agreements between the Fund and the sellers. As a result, if defects in a Fund Investment or other matters adversely affecting an investment are discovered, the Fund may not be able to pursue a claim for damages against the seller.

Financial Projections. Financial information concerning Fund Investments and the terms on which they are made may only be available through certain sources. There may be no consistent means, however, of confirming the accuracy of such information. The inaccuracy of certain assumptions and general economic conditions, which are unpredictable, can have a materially adverse impact on the reliability of any financial projections. There can be no assurance that any financial projections can be accurately projected, and actual results may vary significantly from any such financial projections.

Minority Investments; Direct Investments with Third Parties. The Fund may invest in minority positions of various companies, ventures and businesses (“Portfolio Companies”) alongside other investment funds. In such cases, the Fund will significantly rely on the existing management and co-investors, which may include representation of other financial investors with whom the Fund is not affiliated and whose interests may conflict with the interests of the Fund. Please see “General Risks of Direct Investments” for further detail.

Follow-On Investments. Following the Fund’s initial and any follow-on investments in a Portfolio Company, the Fund may have opportunities to make additional subsequent investments in that Portfolio Company. The Fund may lack sufficient funds, or otherwise decide not, to make those investments. The failure to make subsequent investments could jeopardize the Portfolio Company’s viability and the Fund’s prior investments or may result in a missed opportunity for the Fund to increase its participation in a successful operation.

Limitations on Ability to Exit Investments. At any particular time, Fund Investments may not have a readily available secondary market to exit positions, or timing with respect to these exit opportunities may be inopportune. As such, the ability to exit from and liquidate portfolio holdings may be constrained. The Fund may also make investments that may not be advantageously disposed of prior to the date that the Fund will be wound-up and dissolved, either by expiration of the Fund’s term or otherwise. The Fund may have to sell, distribute or otherwise dispose of investments at a disadvantageous time as a result of dissolution.

Limited Portfolio Diversification. Although the Adviser intends to invest the Fund’s portfolio broadly, to the reasonable extent possible within the confines of the Fund’s investment strategy, the inability to achieve this objective could adversely affect the performance of the Fund. Furthermore, to the extent that the capital raised is less than the targeted amount, the Fund may make fewer Fund Investments and thus be less broadly invested.

Contingent Liabilities on Disposition of Investments. In connection with the disposition of a Fund Investment, it may be required to make representations about the investment. The Fund may be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements may result in the incurrence of contingent liabilities for which the Adviser may establish reserves and escrows. In that regard, distributions may be delayed or withheld until such reserve is no longer needed or the escrow period expires.

Derivatives and Hedging. The Fund may invest and trade in a variety of derivative instruments to hedge the Fund’s primary Fund Investments, including options, swaps, futures contracts, forward agreements and other derivatives contracts. Derivatives are financial instruments or arrangements in which the risk and return are related to changes in the value of other assets, reference rates or indices. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Adviser could present significant risks, including the risk of losses in excess of the amounts invested. The Fund’s ability to avoid risk through investment or trading in derivatives will depend on the ability to anticipate changes in the underlying assets, reference rates or indices.

General Economic and Market Conditions. The success of the Fund’s activities may be materially affected by general economic and market conditions, including interest rates, inflation rates, economic uncertainty, availability of credit, financial market volatility, changes in laws and national and international political circumstances. The stability and sustainability of growth in global economies may be impacted by terrorism or acts of war. The availability, unavailability or hindered operation of external credit markets, equity markets and other economic systems which the Fund may depend upon to achieve its objectives may have a significant negative impact on the Fund’s operations and profitability. There can be no assurance that such markets and economic systems will be available or will be available as anticipated or needed for the Fund to operate successfully. These factors may adversely impact the performance and growth prospects for Fund Investments.

Transactions with Affiliates. Affiliates of the Adviser and Investment Consultant engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund or Fund Investments. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund or Fund Investments. Affiliates of the Adviser or Investment Consultant may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund Investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may co-invest with the Fund in certain transactions that are in compliance with section 17 of the Investment Company Act. The Fund has applied for exemptive relief from the SEC that would permit the Fund to participate in certain negotiated direct investments alongside other funds managed by the Adviser or certain of its affiliates outside the parameters of Section 17 of the Investment Company Act , subject to certain conditions including (i) that a majority of the Trustees of the Board who have no financial interest in the negotiated direct investment transaction and a majority of the Trustees of the Board who are not “interested persons,” as defined in the Investment Company Act, approve the negotiated direct investment and (ii) that the price, terms and conditions of the negotiated direct investment will be identical for each fund participating pursuant to the exemptive relief. There is no assurance that the exemptive relief will be granted by the SEC. In addition, affiliates of the Adviser and their respective clients may themselves invest in securities that would be appropriate for the Fund’s investments and may compete with the Fund Investments for investment opportunities.

Risks Related to Fund Investments - Generally

Investment Limits. There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested in (i) any one Portfolio Fund, (ii) in a Portfolio Fund managed by a particular general partner or its affiliates, (iii) indirectly in any single industry or (iv) in any issuer, except that the Fund will not invest 25% or more of its assets in a Portfolio Fund or Funds, in aggregate, that it knows concentrates its assets in a single industry. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the investment portfolio may at times be significantly concentrated, both as to managers, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs. See “CERTAIN TAX CONSIDERATIONS.”

Reliance on the Adviser Risk. The Fund’s performance depends upon the performance of Portfolio Fund Managers managing any direct investments, fund interests, or debt investments. The Fund’s performance also depends on the adherence by such Portfolio Fund Managers to such selected strategies, the instruments used by such Portfolio Fund Managers, the Adviser’s ability to select Portfolio Fund Managers and strategies and effectively allocate the Fund’s assets among them.

Reliance on the Investment Consultant Risk. The Adviser, and therefore the Fund, relies on the Investment Consultant to source, evaluate and recommend potential investments for the consideration of the Adviser. To the extent that the Investment Consultant is unable to identify suitable investments or recommends investments that are not as successful as expected, the Adviser’s ability to effectively allocate the Fund’s assets could be impacted.

Additional Fee Layers. Portfolio Funds may charge asset-based fees, carried interest, incentive allocations or other fees and expenses at the asset level. As such, investors may bear two layers of fees and expenses.

Leverage Risk. Fund Investments and (subject to applicable law) the Fund may employ leverage through borrowings or derivative instruments and may directly or indirectly acquire interests in companies with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Fund Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund or the Portfolio Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Valuation Risk. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis. A large percentage of the securities in which the Fund invest will not have a readily ascertainable market price and will be fair valued by the Portfolio Fund Manager. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund Manager, the accuracy of the valuations provided by the Portfolio Fund Managers, that the Portfolio Fund Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Fund Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Portfolio Fund Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. A Portfolio Fund Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Capital Call Risk. The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the underlying fund. If the Fund defaults on its commitment to an underlying fund or fails to satisfy capital calls to an underlying fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the underlying fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Fund Investments (including the complete forfeiture of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Lack of Control. The Fund may indirectly make binding commitments to direct investment vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such direct investment vehicles. The Fund also generally will not have control over any of the underlying portfolio companies and will not be able to direct the policies or management decisions of such portfolio companies.

Availability of Financing and Market Conditions. Market fluctuations in business loans may affect the availability and cost of loans needed for the Fund Investments. Credit availability has been restricted in the past and may become so in the future. Restrictions upon the availability of financing or high interest rates on such loans will adversely affect the value of existing Fund Investments and may limit the Fund’s availability to source and invest in new Fund Investments. Interest paid by any Fund Investment on its debt obligations will reduce cash available for distributions. Interest rates are currently low compared to prior periods. If any Fund Investment incurs variable rate debt, increases in interest rates would increase its interest costs, which could reduce the Fund’s return on its investments.

Interest Rate Risk. The Fund and each Fund Investment is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on Fund Investments and the investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objectives and their respective rates of return on invested capital. To mitigate such interest rate exposure, the Fund may invest a portion of its portfolio in investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for the Fund and the Fund’s financing needs, if any.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities and may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

LIBOR Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, routinely made artificially low submissions in the London Interbank Offered Rate (“LIBOR”) setting process. Since the LIBOR scandal came to light, several financial institutions have been fined significant amounts by various financial regulators in connection with allegations of manipulation of LIBOR rates. Other financial institutions in various countries are being investigated for similar actions. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

In 2017, the United Kingdom’s Financial Conduct Authority (“FCA”) warned that LIBOR may cease to be available or appropriate for use by 2021. The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.

There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Currency Risk. Although the Fund intends to invest predominantly in the United States, the Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Eurozone Risk. The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro-denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Brexit Risk. In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. Following years of negotiations and multiple withdrawal deadline extensions, the UK withdrew from the EU on January 31, 2020. A transition period, currently set to last through December 31, 2020, will be used for the UK and EU to negotiate their future relationship. The effects of this withdrawal will depend, in part, on agreements the UK negotiates to retain access to EU markets either during the transitional period or more permanently including, but not limited to, current trade and finance agreements. As a result of the UK's exit from the EU, the Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately affected by Brexit. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively affect the Fund’s investments in securities of issuers located in the EU. The effects of these actions, especially if they occur in a disorderly fashion, are not clear but could be significant and far-reaching.

Recent Market Events Risk. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Recent events are impacting the securities markets. A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty.

The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s investment adviser rely, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

Exchange-Traded Product Risk. The Fund may invest in long (or short) positions in ETFs. Through its positions in ETFs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase), and will bear its proportionate share of the ETF’s fees and expenses. In addition, certain of the ETFs may hold common portfolio positions, thereby reducing any diversification benefits.

Foreign Investments and Emerging Markets Risk. The Fund may invest in the securities of non-U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.

Investment in Other Investment Companies Risk. As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, investors bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Credit Transactions. To obtain access to Portfolio Companies, the Fund’s portfolio will include, but is not limited to, investments in first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), and structurally subordinated instruments.

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First lien senior secured loans, second lien senior secured loans, and unitranche debt. When the Fund invests in first lien senior secured loans, second lien senior secured loans, and unitranche debt the Fund will generally seek to take a security interest in the available assets of those Portfolio Companies, including the equity interests of the Portfolio Companies’ subsidiaries. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the Portfolio Company to raise additional capital. To the extent the Fund’s debt investment is collateralized by the securities of a Portfolio Company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the Portfolio Company. Also, in some circumstances, the Fund’s lien may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a Portfolio Company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that the Fund will receive principal and interest payments according to the loan’s terms, or at all, or that the Fund will be able to collect on the loan should the Fund be forced to enforce its remedies. Finally, particularly with respect to a unitranche debt structure, unitranche debt will generally have higher leverage levels than a standard first lien term loan.

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Unsecured debt. The Fund’s unsecured debt investments, including private high yield and mezzanine debt, will generally rank junior in priority of payment to senior loans. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect the Fund’s investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject the Fund to non-cash income. Since the Fund will not receive any principal repayments prior to the maturity of some of its subordinated debt investments, such investments will be of greater risk than amortizing loans. In addition, the Fund may invest in HoldCo notes, which are structurally subordinated instruments in the form of unsecured notes at the holding company level, as opposed to the operating company level. Because a company’s assets and cash flows are usually contained at the OpCo level, any borrowings at HoldCo will not have access to the assets of the company’s subsidiaries until after all of the OpCo creditors have been paid, allowing for the remaining assets to be distributed up to the HoldCo level.

●	Equity investments. The Fund may make select equity investments. In addition, when the Fund invests in senior secured and second lien senior secured loans or subordinated debt, it may acquire warrants or options to purchase equity securities. The equity interests the Fund receives may not appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences.

The loans in which the Fund will invest may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. The Fund expects that “junk bonds” will make up less than 10% of the Fund’s investment portfolio.

Original Issue Discount. Fund Investments may include original issue discount instruments, which include debt instruments with PIK interest. To the extent original issue discount constitutes a portion of the Fund’s income, the Fund will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

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Interest rates payable on original issue discount instruments, including PIK loans, are higher because the deferred interest payments are discounted to reflect the time-value of money and because PIK instruments generally represent a significantly higher credit risk than coupon loans;

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Original issue discount instruments such as PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of the associated collateral;

●	An election to defer PIK interest payments by adding them to the principal increases the Adviser’s future income incentive fees at a compounding rate;

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Market prices of PIK instruments and other zero-coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

●	The deferral of PIK interest on a loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan;

●	Even if the conditions for income accrual under U.S. GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

●	Original issue discount creates the risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized;

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For accounting purposes, cash distributions to investors representing original issue discount income such as PIK interest do not come from paid-in capital, although they may be paid from the offering proceeds; and

●	The required recognition of original issue discount, including PIK interest, for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the Fund’s investment company taxable income that must, nevertheless, be distributed in cash to investors to avoid the Fund being subject to corporate level taxation.

Collateral Risks For Second Lien Investments And Unsecured Debt. Certain credit investments that the Fund has made, or intends to make, in Fund Investments may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the Portfolio Company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund receives any distribution. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There is a risk that the collateral securing these loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In addition, deterioration in a Portfolio Company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee receipt of principal and interest payments according to the loan’s terms, or at all, or that any available remedies will be enforceable. Furthermore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.

The Fund may also make unsecured debt investments in Fund Investments, meaning that such investments will not benefit from any interest in collateral of such companies. Unsecured debt investments usually rank junior in payment priority to secured loans. Accordingly, unsecured debt may include a heightened level of risk and volatility or a loss of principal. Liens on such Portfolio Company’s collateral, if any, will secure the Portfolio Company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the Portfolio Company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, the Fund’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the Portfolio Company’s remaining assets, if any.

Where the Fund makes investments in Portfolio Companies that have senior debt outstanding and the Fund is granted a security interest in collateral by the relevant Portfolio Company, the Fund’s rights with respect to such collateral may also be limited pursuant to the terms of one or more inter-creditor agreements that the Fund will enter into with the holders of the senior debt. Under such an inter-creditor agreement, the holders of obligations secured by first priority liens may hold the following rights and/or powers: (i) the ability to cause the commencement of enforcement proceedings against the collateral, (ii) the ability to control the conduct of such proceedings, (iii) the approval of amendments to collateral documents, (iv) releases of liens on the collateral, and (v) waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

Venture Capital and Growth Equity. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses.

Growth equity is usually classified by investments in private companies that have reached profitability but still need capital to achieve the desired level of commercialization before having access to the public markets for financing. As a result of the risks associated with advancing the company’s growth plan, investors can expect a higher return than might be available in the public markets, but also need to recognize the business and financial risks that remain in advancing the company’s commercial aspirations.

For both venture capital and growth equity companies, the risks are generally greater than the risks of investing in public companies that may be at a later stage of development.

Cybersecurity Risk. As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of Common Shareholders. Similarly, service providers of the Adviser or the Fund, especially the Fund’s Administrator, may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s networks. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Online services provided by the Adviser to Common Shareholders may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of Common Shareholders to be lost or improperly accessed, used or disclosed.

Risks Related to Investments in Portfolio Companies

Nature of Portfolio Companies. The Fund Investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record, and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Control Positions. The Fund (in the case of direct investments) and the Fund Investments may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Limited Operating History of Portfolio Companies. Portfolio Companies may have limited operating histories by which to assess their ability to achieve, sustain and increase revenues or profitability. A Portfolio Company’s financial results will be affected by many factors, including (i) the ability to successfully identify a market or markets in which there is a need for its products; (ii) the ability to successfully negotiate strategic alliances, licensing and other relationships for product development, marketing, distribution and sales; (iii) the progress of research and development programs with respect to the development of additional products and enhancements to existing products; (iv) the ability to protect proprietary rights; and (v) competing technological and market developments, particularly companies that have substantially greater resources. There can be no assurance that the Portfolio Companies will ever achieve significant commercial revenues or profitability.

Risks Associated with Management of Growth. To achieve their projected revenues and other targeted operating results, the Portfolio Companies may be required to rapidly implement and improve operational, financial and management control systems on a timely basis, together with maintaining effective cost controls, and any failure to do so would have a material adverse effect on their business, financial condition and results of operations. The success of their growth plans will depend in part upon their ability to continue to attract, retain and motivate key personnel. Failure to make the required expansions and upgrades could have a material adverse effect on their business, financial condition, results of operations and relationships with their corporate partners. The results of operations for the companies will also be adversely affected if revenues do not increase sufficiently to compensate for the increase in operating expenses resulting from any expansion and there can be no assurance that any expansion will be profitable or will not adversely affect their results of operations.

Reliance on Portfolio Company Management. The day-to-day operations of each Portfolio Company will be the responsibility of its own management team. Although the Adviser and Investment Consultant will monitor the performance of investments and will screen for capable management skills, there can be no assurance that such management will be able to operate any such Portfolio Company in accordance with the Fund’s expectations. In addition, the loss to a Portfolio Company of a member of its management team could be detrimental to the development of the Portfolio Company.

Market Uncertainties. Even if the Portfolio Companies’ product and service development efforts are successful, their ultimate success will depend upon market acceptance of the concepts, the products and the services. The Portfolio Companies may not have engaged in any formal market research studies with respect to the establishment of a market for their products. There can be no assurance that performance errors and deficiencies will not be found, or if found, that they will be able to successfully correct such performance errors and deficiencies in a timely manner or at all. Even if the concepts gain initial market acceptance, competitors are likely to introduce concepts with comparable price and performance characteristics. This competition may result in reduced future market acceptance for their products and decreasing sales and lower gross margins which could have a material adverse effect on the business, financial condition and results of operations of the Fund and the Portfolio Companies.

No Assurance of Additional Capital for Investments. Even if a Portfolio Company is successful generating revenues and expanding its service offerings, it may require additional financing to continue product and service development, testing and, ultimately, marketing and other operational activities. Moreover, its cash requirements may vary materially due to service development results, service testing results, changing relationships with strategic partners, changes in the focus and direction of its research and development programs, competitive and technological advances of competitors, and other factors. Additional financing may not be available when needed or on acceptable terms. If additional financing is not available, the Portfolio Company may need to delay, scale back or eliminate certain of its product development, marketing or other activities, or even be forced to cease operations and liquidate.

Portfolio Company Operations Not Transparent. The Adviser does not control the investments or operations of the Portfolio Companies. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser or Investment Consultant and that involve risks that are not anticipated by the Adviser or Investment Consultant. Some Portfolio Company Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Company. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Fund Investments will not be fraudulent, inaccurate or incomplete.

Termination of the Fund’s Interest in a Portfolio Company. A Portfolio Company may, among other things, terminate the Fund’s interest in that Portfolio Company (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Company or if the continued participation of the Fund in the Portfolio Company would have a material adverse effect on the Portfolio Company or its assets.

Risks Related to Secondary Investments

General Risks of Secondary Investments. The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a portfolio company interest as a secondary investment, the Fund will generally not have the ability to modify or amend such portfolio company’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investments. Where the Fund acquires a portfolio company interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant portfolio company and, subsequently, that portfolio company recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such portfolio company. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the portfolio company, there can be no assurance that the Fund would have such right or prevail in any such claim.

Risks relating to secondary investments involving syndicates. The Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk (i.e. the risk that a counterparty to the contemplated transaction defaults); (ii) reputation risk (i.e. the risk that the investment identified by the syndicate underperforms and the Fund’s reputation is damaged as a result); (iii) breach of confidentiality by a syndicate member; and (iv) execution risk (i.e. the risk that the transaction for which the syndicate was created, is not completed).

Risks Related to Direct Investments

General Risks of Direct Investments. The Fund may make direct investments on an opportunistic basis. There can be no assurance that the Fund will be given direct investment opportunities, or that any direct investment offered to the Fund would be appropriate or attractive to the Fund. Direct investments generally are more concentrated than investments in portfolio companies, which generally hold multiple portfolio companies. Due diligence will be conducted on direct investment opportunities; however, the Adviser or Investment Consultant may not have the ability to conduct the same level of due diligence applied to portfolio company investments. In addition, there may be limited opportunities to negotiate the terms of such direct investments. However, in instances where the terms of a direct investment are negotiable, such terms may be heavily negotiated and may incur additional transactional costs for the Fund. As is typical in such matters, the Adviser or Investment Consultant, as applicable, generally will rely on the portfolio company manager or sponsor offering such direct investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the direct investment.

The Fund may indirectly make binding direct investment commitments without an ability to participate in the management and control of, and with no or limited ability to transfer its interests in, the pertinent operating company. In some such cases, the Fund may be obligated to fund its entire direct investment commitment up front, and in other cases the Fund is expected to make commitments to fund direct investments from time to time as called by the portfolio company manager or the sponsor that is managing such direct investment. Generally, neither the Adviser, Investment Consultant nor the Fund will have control over the timing of capital calls or distributions received from such direct investment, or over investment decisions made in such direct investments.

Risks Related to Listed Securities

Equity Security Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, or companies in which the Fund invests.

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities. Non-U.S. securities also tend to have less developed securities markets and economic systems and greater political and economic instability.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of bonds held by a Fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by 1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of a bond will determine how much the price of the bond will change in response to the change in yield.

The Fund’s investments in fixed-income securities and positions in fixed-income derivatives may decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed-income securities and any long positions in fixed-income derivatives held by the Fund are likely to decrease, whereas its short positions in fixed-income derivatives is likely to increase.

Credit Risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/ or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Liquidity Risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some funds in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amounts an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of its investment at a time or in an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

The Fund may also invest in securities that, at the time of investment, are illiquid, as determined by using the SEC’s standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

High-Yield/High-Risk Bond Risk. High-yield/high risk bonds, or “junk” bonds, are bonds rated below investment-grade by the primary rating agencies, such as Standard & Poor’s, Fitch and Moody’s, or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk than investment-grade bonds. Issuers of high-yield/high risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings. Further, secondary markets for high-yield securities are less liquid than the market for investment-grade securities. Therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Loan Risk. The Fund may invest in a variety of loans. Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed rate debt securities. The bank loans underlying these securities often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged or in bankruptcy proceedings. Participation interests and assignments involve credit, interest rate, and liquidity risk. Loans may have settlement times longer than seven days, which can affect the overall liquidity of the Fund’s portfolio. In addition, certain loans may not be “securities” under the federal securities laws and the holders of such loans may not have the protections of the federal securities laws.

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities and derivatives markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Managed Portfolio Risk. The managers’ investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Listed Private Equity Risk. Listed private equity companies are typically regulated vehicles listed on a public stock exchange that invest in private equity transactions or funds. Such vehicles may take the form of corporations, business development companies, unit trusts, publicly traded partnerships, or other structures, and may focus on mezzanine, infrastructure, buyout or venture capital investments. Listed private equity may also include investments in publicly listed companies in connection with a privately negotiated financing or an attempt to exercise significant influence on the subject of the investment. Listed private equity investments usually have an indefinite duration.

Listed private equity occupies a small portion of the public equity universe, including only a few professional investors who focus on and actively trade such vehicles. As a result, relatively little market research is performed on listed private equity companies, only limited public data may be available regarding these vehicles and their underlying investments, and market pricing may significantly deviate from published net asset value. This can result in market inefficiencies and may offer opportunities to specialists that can value the underlying private equity investments.

Listed private equity vehicles are typically liquid and capable of being traded daily, in contrast to direct investments and private equity funds, in which capital is subject to lengthy holding periods. Accordingly, listed private equity transactions are significantly easier to execute than other types of private equity investments, giving investors an opportunity to adjust the investment level of their portfolios more efficiently.

Listed Infrastructure. The risks associated with the Fund’s investments in listed infrastructure securities may include: supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in laws and regulations; environmental claims; changes in energy prices; uninsured casualties; natural disasters, terrorist events, under-insured or uninsurable losses; and other factors. Many of these factors could cause fluctuations in usage, expenses and revenues, causing the value of infrastructure investments to decline. Moreover, it may be difficult for the Fund to dispose of an infrastructure investment at an attractive price or at the appropriate time or in response to changing market conditions, or the Fund may otherwise be unable to complete a favorable exit strategy.

Communications Investments. The risks associated with the Fund’s investments in communications securities may include: potential obsolescence of products and services offered by companies due to technological advancement and the innovation of competitors; pricing competition; research and development costs; substantial capital requirements; government regulation; fluctuating domestic and international demand, and shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability.

Regulatory Risks

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation or taxation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment strategies or achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010 and significantly revises and expands the rulemaking, supervisory and enforcement authority of U.S. federal bank, securities and commodities regulators. The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In November 2019, the SEC proposed a new rule that, if adopted, would change the regulation of the use of derivatives and financial commitment transactions by registered investment companies. The nature of any final regulations is uncertain at this time, but the Fund may have difficulty adjusting its investment portfolio and strategy in order to comply with such regulations. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures. Certain tax risks associated with an investment in the Fund are discussed in “CERTAIN TAX CONSIDERATIONS.”

Reporting Requirements. Common Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Common Shareholders or to notify Common Shareholders that such reports are required to be made. Common Shareholders who may be subject to such requirements should consult with their legal advisers.

Failure To Obtain 17(d) Exemptive Relief. The Investment Company Act prohibits the Fund from making certain investments alongside affiliates unless it receives an order from the SEC permitting it to do so. The Fund and the Adviser will seek exemptive relief from the provisions of Sections 17(d) of the Investment Company Act to invest in certain privately negotiated investment transactions alongside current or future BDCs, private funds, separate accounts, or registered investment companies that are advised by the Adviser or its affiliates or any company that is a direct or indirect, wholly- or majority-owned subsidiary of the Adviser or its affiliates, collectively, the Fund’s “investment affiliates,” subject to the satisfaction of certain conditions. There is no assurance such relief will be received and if they are not able to obtain the exemptive relief, the Fund will not be permitted to participate in 17(d) investments. This may reduce the Fund’s ability to deploy capital and invest its assets. The Fund may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through 17(d) investment opportunities.

Failure to Qualify as a RIC or Satisfy Distribution Requirement. To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “CERTAIN TAX CONSIDERATIONS.”

•	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Common Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources. If the source-of-income requirement is not met the Fund may fail to qualify for RIC tax treatment and be subject to corporate income tax.

•	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty Meeting RIC Distribution Requirement. Each of the above ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Portfolio Funds in which the Fund is invested. However, Portfolio Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Portfolio Funds in which the Fund can invest.

Portfolio Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the source-of-income requirement, described above. In order to meet the source-of-income requirement, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy source-of-income requirement.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Portfolio Fund that limit utilization of this cure period. Because the Fund’s allocable portion of a Portfolio Fund’s taxable income will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Common Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “CERTAIN TAX CONSIDERATIONS.”

LIMITS OF RISKS DISCLOSURE

The above discussions of the various risks that are associated with the Fund and its Shares and the related discussion of risks in the SAI include the material risks involved with an investment in the Fund of which the Fund is currently aware. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful, that the various Portfolio Funds or Fund Investments selected will produce positive returns, or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Common Shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Bow River Asset Management LLC, doing business as Bow River Capital, located at 205 Detroit Street, Suite 800, Denver, Colorado, serves as the Adviser of the Fund and will be responsible for determining and implementing the Fund’s overall investment strategy, including direct investments. The Adviser, formed in 2003, is a private, independently-owned firm that is focused on investing in the lower middle market in three asset classes, including private equity, real estate and software growth equity. The Adviser is an investment adviser registered with the SEC under the Advisers Act.

As of September 30, 2020, the Adviser and its affiliates had assets under management of approximately $[925 million].

The Adviser and its affiliates may serve as investment managers to other funds that have investment programs that are similar to the investment program of the Fund, and the Adviser or one of its affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Investment Management Agreement and Investment Management Fee

The Investment Management Agreement will become effective as of the Commencement of Operations and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first report to Common Shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

The Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund will pay a monthly Investment Management Fee equal to 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Investment Management Fee will be computed as of the last day of each month.

The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Common Shareholders.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser.

Investment Consultant

Aksia TorreyCove Partners, LLC, located at 10180 Barnes Canyon Road, Suite 200, San Diego, CA 92121, serves as Investment Consultant to the Fund and assists the Adviser with sourcing, evaluating and selecting investments for the Fund’s portfolio. The Investment Consultant, formed in 2011, is a private, independently-owned firm that provides asset management services to state and local pension plans, endowments and foundations. The Investment Consultant is an investment adviser registered with the SEC under the Advisers Act and the Fund is the first registered product to which the Investment Consultant has provided investment consultant services.

As of September 30, 2020, the Investment Consultant provided consultancy services on approximately $[75 billion ] in assets.

The Investment Consultant and its affiliates may serve as investment consultants or managers to other funds that have investment programs that are similar to the investment program of the Fund, and the Investment Consultant or one of its affiliates may in the future serve as the investment consultant or manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Investment Consultant Agreement and Investment Consultant Fee

The Investment Consultant Agreement will become effective as of the Commencement of Operations and will continue in effect for an initial two-year term. Thereafter, the Investment Consultant Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Consultant Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board, the Adviser or the Investment Consultant. A discussion regarding the basis for the Board’s approval of the Investment Consultant Agreement will be available in the Fund’s first report to Common Shareholders.

The Adviser will pay the Investment Consultant a monthly fee of 0.375% (on an annualized basis) of the Fund’s average daily Managed Assets, in consideration of the services provided by the Investment Consultant to the Fund. The Adviser is responsible for paying the Investment Consultant from its Investment Management Fee.

Investment Team – Bow River Capital

Bow River Capital has an experienced investment team with significant expertise underwriting and executing private equity investments, managing evergreen private equity strategies and managing registered funds. The Fund’s investment team consists of Jeremy Held, Mike Trihy and Rich Wham (the “Portfolio Managers”).

Jeremy Held

Jeremy Held, CFA, is currently responsible for Bow River Capital’s registered asset management business including investment oversight, research and product development. Prior to joining Bow River Capital in 2019, Mr. Held was the Director of Research and Chief Investment Officer at ALPS Advisors, a Denver-based asset manager that specializes in registered fund vehicles focused on real assets and alternative investments. Mr. Held began his career at ALPS in 1996 and helped lead a variety of business initiatives over two decades, including the launch of the firm’s asset management business in 2007. Mr. Held has a strong track record launching innovative investment products, including the world’s first Master Limited Partnership (“MLP”) Exchange-Traded Fund (“ETF”), as well as the first Listed Private Equity (“LPE”) mutual fund. Mr. Held was ultimately responsible for all aspects of the ALPS Advisors business, overseeing 44 registered investment companies and more than $20 billion in assets. Mr. Held has significant investment oversight experience, advising several registered mutual fund boards and serving as President of Red Rocks Capital, a wholly-owned subsidiary of ALPS focused on Listed Private Equity investments.

Mike Trihy

Mike Trihy, CFA, joined Bow River Capital as a Vice President and Portfolio Manager, and is currently responsible for portfolio construction and investment research for the Fund. Prior to joining Bow River Capital in 2019, Mr. Trihy was a Portfolio Manager at Partners Group, a Swiss-based global private markets manager. Mike joined Partners Group in January 2017 and was responsible for the day-to-day portfolio management for separate account and evergreen fund mandates in the Americas region, including the largest private equity-focused tender offer fund globally. During his time as Portfolio Manager, the evergreen funds under his mandate delivered consistent total returns with low levels of volatility, while maintaining appropriate liquidity and a high level of portfolio diversification. He has constructed portfolios across multiple asset classes, including private equity, real assets, private credit, and liquid investments (equity and credit). Before his time at Partners Group, Mr. Trihy and Mr. Held worked together for six years when Mr. Trihy served as a Client Portfolio Manager at Red Rocks Capital, a Denver-based asset manager focused on Listed Private Equity investments. He was responsible for investment research and portfolio management of the firm's equity index products.

Rich Wham

Prior to joining Bow River Capital in 2017, Mr. Wham spent thirteen years as a partner at Denver-based Westfield Company where he led the capitalization of numerous real estate investments exceeding $1 billion in total value. As President and Chief Operating Officer at Bow River Capital, Mr. Wham is responsible for overseeing operations of Bow River Capital and its funds, investor relations, and engaging specialized and experienced personnel to advise on potential new fund opportunities. Additionally, he oversees the real estate group and co-chairs the advisory board for the 2017 Buyout Fund. Mr. Wham represents a “C-level” point of contact for all Bow River Capital investors.

Additional information regarding Portfolio Manager compensation, other accounts managed by the Portfolio Managers, and Portfolio Manager ownership of the Fund (if any) can be found in the SAI.

Management Team – Aksia TorreyCove

Aksia TorreyCove is a wholly-owned subsidiary of Aksia LLC, a leading private markets consultant that advises some of the largest institutional investors in the world, including pension plans, insurance companies, government-related institutions, foundations and endowments. The principals at Aksia TorreyCove have decades of private markets consulting experience and the firm currently serves as investment consultant on more than $75 billion in assets and has 30 investment professionals.

David Fann

David Fann is Vice Chairman of Aksia TorreyCove and has over 30 years of experience in the private equity industry. Mr. Fann is responsible for the overall framework of Aksia TorreyCove’s private markets offering and provides senior advisory support to the firm’s client advisory and private market investment research activities. Prior to joining Aksia TorreyCove, he was Co-Founder, President and Chief Executive Officer of TorreyCove Capital Partners. Throughout his career, Mr. Fann has led investment organizations that have invested/committed over $45 billion in private equity investments. He has invested in 26 leveraged buyout, private equity and venture capital investments as a lead investor or co-investor, of which ten became publicly traded through initial public offerings (several of which were acquired by Fortune 500 companies). Prior to TorreyCove Capital Partners, he was the President and Chief Executive Officer of PCG Asset Management. Previously, he was a Managing Director of US Trust and Vice President of Citicorp Venture Capital. Mr. Fann has served on the board of directors of eleven companies, as a board observer for seven companies, as chairman of the board of directors for two companies, and currently serves on the honorary advisory board for the Association of Asian American Investment Managers and on the advisory board for the Robert H. Toigo Foundation. Mr. Fann is a non-voting member of the Fund’s investment committee.

Tom Martin

Tom Martin is Head of Private Equity for Aksia TorreyCove and has over 17 years of private equity investment experience. He oversees sourcing, research, and risk management of clients’ allocations to private equity and real asset strategies. Prior to joining Aksia TorreyCove, Mr. Martin was a Co-Founder and Managing Director of TorreyCove Capital Partners, where he was responsible for the Private Equity Investment Research team. Prior to this role, Mr. Martin was a Senior Vice President at PCG Asset Management. Before joining PCG in 2002, he was a Vice President at Laffer Associates. Mr. Martin is a non-voting member of the Fund’s investment committee.

Nic DiLoretta

Nic DiLoretta is Managing Director and Deputy Head of Private Equity for Aksia TorreyCove. Mr. DiLoretta has over 12 years of experience in alternative assets with a focus in private markets. He leads the identification, due diligence, and selection of private equity and real asset investments for Aksia TorreyCove. He also assists in the management of the teams responsible for sourcing, conducting due diligence, and evaluating investments in the private equity and real asset sectors, and directly oversees the Associate-level investment professionals. Prior to joining Aksia TorreyCove, Nic was Senior Vice President & Deputy Head of Investment Research at TorreyCove Capital Partners, where he oversaw the firm’s Associate-level investment research staff. He also led the identification, due diligence, and selection of private equity and real asset investments. Prior to that, Nic was an Associate at PCG Asset Management, where he supported the Risk Management department and assisted in the due diligence of private equity investments. Mr. DiLoretta is a non-voting member of the Fund’s investment committee.

Bow River Capital believes that Aksia TorreyCove’s extensive private equity relationships and institutional investment expertise combined with Bow River Capital’s historical track record, investment process and evergreen fund experience can provide investors with an opportunity to access a private equity solution that invests in a broad cross-section of private equity investments with attractive risk-adjusted return potential.

PERFORMANCE - Bow River Capital Evergreen Private Equity Fund, LP

Simultaneous with the Fund’s Commencement of Operations, Bow River Capital Evergreen Private Equity Fund, LP (the “Predecessor Fund”) reorganized with and into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by the same Adviser and portfolio managers as the Fund.

The Predecessor Fund commenced operations on [ ]. The performance quoted below is that of the Predecessor Fund and was adjusted to reflect the Fund’s estimated expenses (with the exception of estimated Acquired Fund Fees and Expenses the effect of which is already incorporated into the performance of the Predecessor Fund) and the Fund’s Expense Limitation Agreement in effect for its first year of operations as a registered investment company. The performance returns of the Predecessor Fund are unaudited and are calculated by the Adviser on a total return basis. [If the effect of the Fund’s Expense Limitation and Reimbursement Agreement were not reflected in the Predecessor Fund’s returns shown below, the returns shown would be lower.] After-tax performance returns are not included for the Predecessor Fund. The Predecessor Fund was a privately placed fund and was not registered under the Investment Company Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Code, which, if applicable, may have adversely affected its performance.

Past performance is no indication of future returns. Because the Predecessor Fund had less than one full calendar year of performance, the average annual total return table has been omitted.

[MONTHLY PERFORMANCE (%) NET OF FEES]

	Jan	Feb	Mar	Apr	May	June	Jul	Aug	Sept	Oct	Nov	Dec	Year
[ ]

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”), whose principal business address is Three Canal Plaza, Suite 100, Portland, Maine 04101, acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor.

Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to Common Shareholders. These payments will be made by the Adviser and/or its affiliates and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services, but may receive compensation for its distribution services from the Adviser. Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the Investment Company Act. There is no assurance that the Fund will be granted the exemptive order. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class II Shares to the Fund’s Distributor and/or other qualified recipients. The Distributor does not retain any of the distribution and servicing fees for profit.

The following table summarizes the compensation payable to the Distributor in connection with this offering.

Agreement	Fees	Maximum Fee
Distribution Agreement	Distribution Services (1)	$	[ ]	(2)

(1)	The Distributor is compensated by the Adviser (and not the Fund) for providing certain distribution services, including out-of-pocket expenses. The maximum fee to be received by the Distributor for the initial three-year period of the offering shall not exceed $[ ] and total out-of-pocket expenses pursuant to the Distribution Agreement shall not exceed $[ ] over the initial three-year period of the offering.
(2)	Paid by the Adviser and not the Fund.

The maximum amount of compensation to be received by the participating members from any source in connection with this offering will not exceed [ ]% of the Fund’s offering proceeds.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to actions of the Distributor, its officers, or employees in cases of their willful misconduct, bad faith, reckless disregard or gross negligence in the performance of their duties.

DISTRIBUTION AND SERVICE PLAN

Subject to the receipt of an exemptive order from the SEC, the Fund intends to adopt a Distribution and Service Plan with respect to Class II Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan will not be implemented until the Fund receives an exemptive order from the SEC. There is no assurance that the Fund will be granted the exemptive order. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class II Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class II Shares (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class II Shares will not be offered until the Fund has received an exemptive order from the SEC permitting the adoption of the Distribution and Service Plan. Class I Shares is not subject to the Distribution and Servicing Fee.

The Distribution and Servicing Fee to be paid to the Distributor for distribution of each class of Shares under the Distribution and Service Plan is as follows:

Class	Distribution and Service Fee
Class II Shares	0.25%
Class I Shares	None

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable; (1) maintaining a list of Common Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) assisting in the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

In consideration for these services, the Administrator earns and is paid monthly in an amount equal to at least 1/12th of the applicable annual fee calculated based upon the average net asset value of the Fund, subject to a minimum annual fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that the Administrator’s cumulative liability to the Fund for a calendar year will be limited in relation to the fees and expenses charged by the Administrator in the relevant calendar year. In addition, the Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the willful misconduct or gross negligence of the Administrator, its officers or employees. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys’ fees) under any provision of the Administration Agreement or for any such damages arising out of any act or failure to act thereunder.

The Administration Agreement also provides that the Fund shall indemnify and hold the Administrator and its directors, officers, agents, and employees harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator’s acceptance of the Administration Agreement, any action or omission by the Administrator in the performance of its duties as administrator of the Fund, or as a result of acting upon instructions reasonably believed by it to have been duly authorized by the Fund or upon reasonable reliance on information or records given or made by the Fund or the Adviser. The indemnification will not apply to actions of the Administrator, its officers, or employees in cases of their own willful misconduct bad faith, reckless disregard or gross negligence in the performance of their duties.

CUSTODIAN

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s Administrator.

MANAGEMENT TEAM OF ADVISER

Blair Richardson (Chief Executive Officer)

Mr. Richardson started his career in Canada and worked in the securities business for nearly a decade before moving to New York to join Goldman Sachs’ Sales & Trading / Capital Markets division in 1980. Prior to forming Bow River Capital, Mr. Richardson was with Morgan Stanley and Company from 1987 to 1995, serving as President of Morgan Stanley Japan in Tokyo, Vice Chairman of Morgan Stanley Asia in Hong Kong, and Managing Director of the Equity and Fixed Income Department in New York.

Rick Pederson (Chief Strategy Officer)

Mr. Pederson is Chief Strategy Officer at Bow River Capital and Chairs the advisory board for Bow River Capital’s active buyout investment funds. Previously, Mr. Pederson was President of Ross Consulting Group, an advisory firm he founded that for 20 years provided capital asset financing and investment strategy for Fortune 100 corporations and government organizations. Before that, Mr. Pederson worked with Boston-based Harbridge House, a management consultancy firm. He is a board member of Westcore Mutual Funds; ALPS ETF Trust; Principal Real Estate Income Fund; and History Colorado.

Jane Ingalls (Chief of Staff)

Ms. Ingalls serves as Bow River Capital’s Chief of Staff, working closely with the executive team to develop and execute the firm’s strategy. Prior to joining Bow River Capital, Ms. Ingalls was the President of Artemis Consulting Group, which counsels executives around the globe on a wide range of business and reputational issues. Before that, she was Senior Vice President and Chief of Staff at Janus Capital Group (now Janus Henderson Investors). Prior to joining Janus, she held marketing, communications, and investor relations roles in New York City at OppenheimerFunds, Prudential Securities, and Morgan Stanley.

Regina Watson (General Counsel and Chief Compliance Officer)

Ms. Watson serves as Bow River Capital’s General Counsel and Chief Compliance Officer. She has over 25 years’ experience advising investment advisors on legal and compliance matters. Ms. Watson began her legal career in 1987 as a Federal Investigator specializing in investment related audits and examinations. For over 15 years, Ms. Watson was Vice President and Senior Associate Counsel with T. Rowe Price Associates, advising the firm’s registered investment advisor and broker-dealer. From 1997-1998, Ms. Watson served as Senior Associate Counsel to Merrill Lynch in New York.

FUND EXPENSES

The Fund shall pay (or reimburse the Adviser) all expenses and costs incurred in the conduct of the Fund’s business, including, without limitation the following:

(i) the Investment Management Fee;

(ii) fees, costs and expenses related to the identification, evaluation, negotiation, acquisition, due diligence (including but not limited to accounting, legal, tax advisory, outside consultant, and related fees and expenses), restructuring, closing, holding, monitoring and disposition of its investments (whether or not consummated), potential investments, and other assets, including, without limitation, travel expenses (airline travel limited to coach accommodations unless private charter is reasonably necessary), underwriting, registration, commissions or brokerage fees or similar charges in connection therewith to the extent not borne or reimbursed by a portfolio company or potential portfolio company;

(iii) all expenses related to meetings and business-related entertainment with portfolio company personnel, intermediaries and personnel affiliated with prospective portfolio companies or prospective strategic partners of portfolio companies and all expenses, including but not limited to registration fees, travel and meals, related to meetings and/or conferences for the purpose of sourcing potential investments;

(iv) all expenses incurred in connection with analytical, database or other third-party research services and related software and/or terminals for the delivery of such services;

(v) all third-party expenses in connection with unconsummated transactions;

(vi) all expenses incurred in connection with any restructuring or amendments to the constituent documents of the Fund and related entities;

(vii) expenses related to organizing and maintaining entities (including any holding vehicle through or in which investments will be made) (including all costs and expenses related to the presence of the Fund or any holding vehicle or other special purpose vehicles in jurisdictions in which such entities or their subsidiaries maintain a presence, including rent, domiciliation fees, directors fees and other similar costs);

(viii) expenses related to the activities of the Board, including but not limited to insurance for the benefit of the members of the Board, travel and lodging for Board meetings, and all meals and incidentals related thereto;

(ix) fees, costs and expenses related to third-party administration, accounting, legal, audit, investment banking, commercial banking, appraisal, consulting, custodial, registration, valuation and other professional services (including any filing fees, but excluding regulatory filing fees);

(x) all costs and expenses for the preparation, printing and distribution of the Fund’s financial statements, tax returns, portfolio valuations, and filings and Schedule K-1s and other reporting and providing information, including the costs and fees of maintaining any portal or website in which such items are made available;

(xi) costs related to the holding of meetings, if any, whether individually or as a group and including travel, lodging and meals;

(xii) insurance premiums related to errors and omissions liability insurance, professional liability insurance, general liability insurance, or other insurance as deemed appropriate to protect the Fund, the Adviser, their respective Affiliates and any of the their respective directors, officers, members, partners, employees and agents or to indemnify the Adviser, Investment Consultant and their Affiliates against any liability related to Fund Investments and operation of the Fund;

(xiii) any indemnification obligation and any other indemnity contribution or reimbursement obligations of the Fund with respect to any person, whether payable in connection with a legal proceeding involving the Fund or otherwise;

(xiv) taxes, fees or governmental charges that may be assessed against the Fund;

(xv) costs associated with the securing of borrowings including the arranging, negotiation, structuring, entering into, amending and all other documentation of agreements with one or more lenders and all principal, interest, placement and other fees, charges and costs associated with the borrowing of funds or guaranteeing of obligations to the extent permitted;

(xvi) all expenses related to hedging activities taken by the Fund, if any;

(xvii) fees incurred in connection with the maintenance of bank or custodian accounts;

(xviii) all expenses incurred in connection with the managed distribution of marketable securities;

(xix) costs of any Proceeding (including any investigation) involving Fund activities, including the costs of prosecuting or defending any legal, regulatory, administrative or other action (including settlement or review of business activities) relating to the affairs of the Fund;

(xx) the Fund’s pro-rata portion of Organizational Expenses up to a maximum of $100,000;

(xxi) any extraordinary expense of the Fund, including fees and expenses associated with any tax or other audit, investigation, settlement or review;

(xxii) all costs and expenses, if any, incurred in connection with the Fund’s legal and regulatory compliance with applicable law or regulation, including U.S. federal, state and local and non-U.S. law or regulation (including but not limited to Form PF obligations under the Investment Advisers Act of 1940, Foreign Account Reporting Regimes and AIFMD and the preparation and filing of any reports, disclosures, filings or notifications in connection with the foregoing); and

(xxiii) costs incurred in terminating, dissolving and winding up of the Fund.

In addition, transaction expenses related to a Portfolio Company (whether or not such investment is consummated) which are not borne by a Portfolio Company shall be borne by the Fund, on the one hand, and any co-investor (other than a participating lender) who participates directly in such investment (whether or not consummated), on the other hand, on a pro-rata basis relative to their respective invested capital for such investment (whether or not consummated). In certain cases, the Fund may pay for a co-investor’s pro-rata portion of such transaction expenses as described above.

“Extraordinary Expenses” means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST —Limitation of Liability; Indemnification”); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Common Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

The Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser and its affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”). The Expense Limitation Agreement will commence on the Commencement of Operations and will continue for at least one year from that date.

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement and are therefore borne by shareholders of the Fund include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Common Shareholders).

The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

The Portfolio Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Portfolio Funds, the Fund will bear a portion of the expenses and fees of the Portfolio Funds. Such indirect fees and expenses are borne by the Fund.

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are not expected to exceed $[ ]. The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date and are not expected to exceed $[ ]. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Common Shareholders for U.S. federal income tax purposes.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

VOTING

Each Common Shareholder will have the right to cast a number of votes, based on the value of such Common Shareholder’s Shares, at any meeting of Common Shareholders called by the (i) Board or (ii) Common Shareholders holding at least a majority of the total number of votes eligible to be cast by all Common Shareholders. Except for the exercise of such voting privileges, Common Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Adviser, the Investment Consultant and their affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser, the Investment Consultant and their affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; and which may compete with the Fund for investment opportunities. In addition, the Adviser, the Investment Consultant, their affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities. By acquiring Shares of the Fund, each Common Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Adviser, Investment Consultant and their affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser, Investment Consultant or their affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser, Investment Consultant and their affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser, the Investment Consultant and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser, the Investment Consultant or their affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund, the Adviser and the Investment Consultant have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Affiliates of the Adviser or Investment Consultant may in the future have other clients with investment objectives that are similar to or compete with the Fund’s investment objectives, including private funds and managed accounts. The Fund will not engage in direct investments alongside affiliates unless the Fund has received an order granting exemption from Section 17 of the Investment Company Act or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

Allocation of the Adviser’s, Investment Consultant’s and their Affiliates’ Time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Fund relies on the Investment Consultant to leverage their extensive research team to deliver detailed investment analysis and source investments that meet the portfolio targets provided by the Adviser. The Adviser and Investment Consultant and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Adviser, Investment Consultant and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and Investment Consultant. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, Investment Consultant, their affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management or service of the assets of other advisees of the Adviser, Investment Consultant and their affiliates. The Adviser, Investment Consultant and their respective employees will devote only as much of their time to the Fund’s business as the Adviser, Investment Consultant and their respective employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, Investment Consultant, their respective employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s and Investment Consultant’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation Arrangements

The Adviser will receive substantial fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Investment Management Fees.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify annually as a RIC under the Code and intends to distribute at least 90% of its annual net taxable income to its Common Shareholders. For any distribution, the Fund will calculate each Common Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board. Unless Common Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Common Shareholders. The Fund may finance its cash distributions to Common Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in Portfolio Companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions.

Each year a statement on IRS Form 1099-DIV (or successor form), identifying the character (e.g., as ordinary income, qualified dividend income or long-term capital gain) of the distributions, will be mailed to Common Shareholders. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “CERTAIN TAX CONSIDERATIONS.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, beginning with the taxable year ending September 30, 2021, and intends to qualify annually, as a RIC under Internal Revenue Code of 1986, as amended (the “Code”). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “CERTAIN TAX CONSIDERATIONS.”

The Fund has adopted an “opt out” dividend reinvestment plan for Common Shareholders. As a result, if the Fund makes a distribution, then Common Shareholders have their distributions reinvested in additional Shares unless they specifically “opt out” of the DRIP so as to have their distributions paid in cash. See “CERTAIN TAX CONSIDERATIONS.”

DIVIDEND REINVESTMENT PLAN

The Fund has adopted an “opt out” dividend reinvestment plan pursuant to which all Common Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Common Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s application or by notifying the Administrator in writing at Bow River Capital Evergreen Private Markets Fund, c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Common Shareholder will receive such distribution in shares through the DRIP. If Shares are held by a broker or other financial intermediary, in some circumstances a Common Shareholder may “opt out” of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

There are no selling commissions, dealer manager fees or other sales charges to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at Bow River Capital Evergreen Private Markets Fund, c/o UMB Fund Services, Inc. 235 West Galena Street, Milwaukee, WI 53212, or by calling the Administrator at (888) 330-3350.

All correspondence concerning the DRIP should be directed to the Administrator by mail at Bow River Capital Evergreen Private Markets Fund, c/o UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53212, or by calling the Administrator at (888) 330-3350.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

REPURCHASES OF SHARES

No Right of Repurchase

The Fund is not a liquid investment. No Common Shareholder (or other person holding Shares acquired from a Common Shareholder) will have the right to require the Fund to repurchase its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Common Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases

Under normal circumstances, the Fund intends to provide a limited degree of liquidity to Common Shareholders through a combination of semi-annual repurchase offers (each, a “Required Repurchase”) and Board-determined repurchase offers (each, a “Discretionary Repurchase”). The aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares.

For each Required Repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Common Shareholders’ desire for liquidity. A Common Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Common Shareholder’s purchase of the Shares. Required Repurchase offers will be conducted with a Valuation Date (as defined below) on or about [ ] of each year.

For each Discretionary Repurchase offer, the Board may determine to cause the Fund to offer to repurchase Shares from Common Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Common Shareholders. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct Discretionary Repurchases of no more than 5% of the Fund’s net assets each calendar quarter following a Required Repurchase (i.e. each calendar quarter following a semi-annual Required Repurchase). While the Board will consider the recommendation of the Adviser, the Board also may consider the following factors, among others, in determining whether to cause the Fund to make a Discretionary Repurchase offer and the number of Shares to be repurchased:

•	whether any Common Shareholders of the Fund have requested to tender Shares to the Fund;
•	the working capital and liquidity requirements of the Fund;
•	the relative sizes of the repurchase requests and the Fund;
•	the past practice of the Fund in repurchasing Shares in the Fund;
•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and
•	the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments), and the availability of information as to the value of its interests in underlying Portfolio Companies, Portfolio Funds and other Fund Investments.

As described above, in certain circumstances the Board may determine not to conduct a Discretionary Repurchase offer, or to conduct a Discretionary Repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct Discretionary Repurchase offers more likely.

Shares will be repurchased at their NAV determined as of the close of regular trading on the New York Stock Exchange, as applicable (each such date, a “Valuation Date”). Common Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately fourteen (14) days prior to the Valuation Date. Common Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Common Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Common Shareholder. In certain circumstances, the Board may require a Common Shareholder to tender its Shares.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Common Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Common Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Common Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

A Common Shareholder who tenders for repurchase only a portion of their Shares in the Fund will be required to maintain a minimum account balance of $25,000 for Class II Shares and $100,000 for Class I Shares. If a Common Shareholder tenders a portion of their Shares and the repurchase of that portion would cause the Common Shareholder’s account balance to fall below these respective required minimums, the Fund reserves the right to repurchase all of such Common Shareholder’s outstanding Shares or reduce the amount to be repurchased from a Common Shareholder so that the required capital balance is maintained. Such minimum capital account balance requirement may also be waived by the Board or by the Adviser in its sole discretion, subject to applicable federal securities laws.

Repurchase Procedures

The Fund has adopted a fundamental policy to conduct semi-annual repurchase offers at NAV, reduced by any applicable repurchase fee. Therefore, every six months, the Fund will conduct Required Repurchases at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The Fund currently intends to conduct Required Repurchases between 5% and 25% of the Fund’s outstanding Shares each semi-annual period, but this amount may be lowered in the sole discretion of the Board, so long as the amount is no less than 5% of Fund Shares outstanding. The offer to conduct Required Repurchases is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act).

The Fund may suspend or postpone a Required Repurchase offer only: (a) if making or effecting the Required Repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the New York Stock Exchange or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an SEC-declared emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Common Shareholders of the Fund.

Additionally, as discussed above, and subject to the considerations described above, it is expected that there will be a Discretionary Repurchase Date in the calendar quarter immediately following the first Required Repurchase (or such earlier or later date as the Board may determine).

The Board will determine if the Fund will offer Discretionary Repurchases pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Common Shareholders. The amount due to any Common Shareholder whose Shares are repurchased will be equal to the value of the Common Shareholder’s Shares being repurchased, based on the Fund’s NAV, as of the Valuation Date, after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, Administration Fee, and any Early Repurchase Fee (as defined below), any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased.

Common Shareholders will be notified in writing of a repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per Share determined as of the close of regular trading on the New York Stock Exchange, no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

Common Shareholders will be notified in writing about each repurchase offer, how they may request that the Fund repurchase their Shares, and the Repurchase Request Deadline. Shares tendered for repurchase by Common Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline (the “Repurchase Offer Amount”). The time between the notification to Common Shareholders and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. The Shareholder Notification will contain information Common Shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Common Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Common Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.

If Common Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Common Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may (i) accept all Shares tendered by persons who own, beneficially or of record, an aggregate of less than one hundred shares and who tender all of their Shares, before prorating Share tenders by others; or (ii) accept by lot Shares tendered by common shareholders who tender all Shares held by them and who, when tendering their Shares, elect to have all or none or at least a minimum amount or none accepted, if the company first accepts Shares tendered by common shareholders who do not so elect. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Common Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to Common Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Common Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Common Shareholder whose Shares have been accepted for repurchase will continue to be a Common Shareholder of the Fund until a Repurchase Date (and thereafter if the Common Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Common Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through a Valuation Date, and such Common Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Payments for repurchased Shares may require the Fund to liquidate Fund Investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

Early Repurchase Fees

A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Common Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Common Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Common Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Common Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Common Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Common Shareholders, whose Shares are repurchased, costs and charges imposed by the Portfolio Fund in connection with Fund Investments, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Common Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Common Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges.

A Common Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $25,000 for Class II Shares and $100,000 for Class I Shares. Such minimum account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Common Shareholder so that the required account balance is maintained.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Common Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Common Shareholders.

Mandatory Repurchases by the Fund

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory repurchase of all or some of the Shares of a Common Shareholder, or any person acquiring Shares from or through a Common Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) that Common Shareholder or person’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Common Shareholder; (ii) ownership of the Shares by such Common Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Common Shareholder may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Common Shareholders or to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Common Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Common Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory repurchase of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Common Shareholder. Any mandatory repurchase or redemption of Shares will be in accordance with Rule 23c-2 under the Investment Company Act.

TRANSFERS OF SHARES

No person shall become a substituted Common Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Common Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Common Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Common Shareholder requesting the transfer to obtain, at the Common Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Common Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, each of the transferee and transferor own less than $[ ] worth of Shares. Each transferring Common Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Common Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Common Shareholder unless and until the transferee becomes a substituted Common Shareholder as specified in the Agreement and Declaration of Trust. If a Common Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Common Shareholder.

By subscribing for Shares, each Common Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Common Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Common Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Common Shareholder in connection with any such transfer. The indemnification will not apply to actions of the Fund, the Board, the Adviser, or each other Common Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors that result from a willful misconduct, bad faith, reckless disregard or gross negligence in the performance of their duties.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund will calculate its net asset value as of the close of regular trading on the New York Stock Exchange on the last business day of each calendar week, each business day for the five business days preceding a repurchase request deadline (at such specific time set by the Board), each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board has approved pricing procedures (the “Pricing Procedures”) and valuation procedures for the Fund (the “Valuation Procedures”) and will oversee the implementation of such procedures. The Administrator will utilize the Pricing Procedures to price portfolio securities and the Valuation Procedures will be utilized by a separate valuation committee, consisting of officers of the Fund and representatives from the Adviser (the “Valuation Committee”). The Valuation Committee will be responsible for determining the fair value of the Fund’s investments.

In addition to having representation on the Valuation Committee, the Adviser may assist in making valuation determinations, provide primary day-to-day oversight of valuation of the Fund’s investments and act in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

The Valuation Procedures provide that the Fund will fair value portfolio securities held by the Fund when the price of a portfolio security is deemed unavailable or unreliable, and therefore cannot be accurately valued in accordance with the Pricing Procedures.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Primary and secondary investments in private equity funds are generally valued based on the latest net asset value reported by the third-party fund manager.

If the net asset value of an investment in a private equity fund is not available at the time the Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value for a private equity fund received by the Fund from a third-party manager until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Portfolio Fund Manager.

In addition to tracking the net asset value plus related cash flows of such Portfolio Funds, the Valuation Committee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each private equity fund which is reasonably available at the time the Fund values its investments. The Valuation Committee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest net asset value reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Committee for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Valuation Committee may consider pre-acquisition and annual financial reporting summaries from a Portfolio Fund, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

Notwithstanding the above, Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board or the Adviser will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Adviser and its affiliates act as investment advisers to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Valuation Committee regarding appropriate valuations should prove incorrect.

CERTAIN TAX CONSIDERATIONS

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Common Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency, or opinion of counsel, with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Partners in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.

Taxation as a RIC

As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of the Fund’s gross tax-exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Common Shareholders. The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Common Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Common Shareholder, and such Common Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Common Shareholder’s cost basis for its Shares. Since the Fund generally would be required to pay tax on any retained net capital gains at the Fund’s regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual Common Shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Common Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Common Shareholder’s liability for U.S. federal income tax. A Common Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Common Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Common Shareholder’s gross income over the tax deemed paid by the Common Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Common Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Common Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For purposes of the required Excise Tax distribution, the income and gains of Portfolio Funds are expected to be treated as arising in the hands of the Fund at the time realized and recognized by the Portfolio Funds. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax on the portion of underdistributed income and gains of the Fund.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “Source of Income Test”); and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Common Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Fund Investments

The Fund will invest a portion of its assets in Portfolio Funds that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Portfolio Fund. In such case, the Fund might have to borrow money or dispose of investments, including interests in Portfolio Funds, and the Fund might have to sell shares of the Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Portfolio Funds classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the Source of Income Test. In order to meet the Source of Income Test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Portfolio Fund’s income until such income has been earned by the Portfolio Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the Source of Income Test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Portfolio Funds that are classified as partnerships for federal income tax purposes. The Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Portfolio Funds that would otherwise be consistent with their investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as result of the Fund’s investment in any Portfolio Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund’s Common Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund’s qualification as a RIC and to avoid U.S. federal income and the Excise Tax. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the Annual Distribution Requirement and for avoiding U.S. federal income and the Excise Tax. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund’s Common Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investments in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund’s qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive foreign investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund.

Failure to Qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Common Shareholders. The Fund would not be able to deduct distributions to its Common Shareholders, nor would the Fund be required to make distributions to its Common Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Common Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Common Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Common Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Common Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of U.S. Shareholders

A “U.S. Shareholder” generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such U.S. Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Common Shareholders. If a designation is made, Common Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Common Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

A U.S. Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such U.S. Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a U.S. Shareholder’s account.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders’ cost basis, gain/loss, and holding period to the IRS on IRS Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax exempt Common Shareholders, including those acquired through DRIP, will be considered “covered” securities. The Fund intends to choose FIFO (“first-in, first-out”) as the Fund’s default tax lot identification method for all Common Shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method “covered” securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so from the time you are admitted as a Common Shareholder up through and until the sale of the “covered” securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such U.S. Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such U.S. Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.

U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of Tax-Exempt Investors

Under current law, the Fund serves to prevent the attribution to Common Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Common Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Common Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Common Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

* * * * *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans. The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans (and their fiduciaries)) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, “Plans.”) In accordance with ERISA’s general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.

Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” within the meaning of ERISA and “disqualified persons” within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans’ investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund is registered as an investment company under the Investment Company Act, the assets of the Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER, INVESTMENT CONSULTANT, OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

ELIGIBLE INVESTORS

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as an “accredited investor” is set forth in the subscription document that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet additional eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Common Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons under the Securities Act or for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Bow River Capital Evergreen Private Markets Fund, c/o UMB Fund Services, 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at (888) 330-3350. See “CERTAIN TAX CONSIDERATIONS—Taxation of Non-U.S. Shareholders.”

DESCRIPTION OF SHARES

The Fund is authorized to offer two separate classes of Shares designated as Class I Shares and Class II Shares. While the Fund presently offers two classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class I Shares and Class II Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of sales loads; (7) any conversion features, as permitted under the Investment Company Act.

PURCHASING SHARES

Purchase Terms

The minimum initial investment in the Fund by any investor in Class I Shares is $1,000,000 and the minimum initial investment for Class II Shares is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $50,000 and incremental contributions are not less than $25,000. The purchase price for Shares is based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Shares will generally be offered on the first business day of each month, at NAV per Share determined as of the close of regular trading on the New York Stock Exchange, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed subscription document (including investor certifications) at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Common Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document (including investor certifications) are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Common Shareholders.

ADDITIONAL INFORMATION

Futures Transactions

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that will subject the adviser of an investment company to registration as a Commodity Pool Operator (“CPO”) if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed 5% of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

In November 2019, the SEC proposed a regulation that, if adopted, would change the regulation of the use of derivatives and financial commitment transactions by registered investment companies. The nature of any final regulations is uncertain at this time, but if adopted, it is possible that such regulations could have an adverse impact on the Fund and/or its ability to incur effective leverage. Neither the Fund nor the Adviser can predict the effects of these regulations or interpretations on the Fund’s portfolio.

SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST

An investor in the Fund will be a Common Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Agreement and Declaration of Trust that is included as Appendix A to this Prospectus. A prospective investor and his or her adviser should carefully review the Agreement and Declaration of Trust as each Common Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Agreement and Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Agreement and Declaration of Trust.

Common Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Common Shareholders of the Fund. The Adviser or Investment Consultant may invest in the Fund as a Common Shareholder.

In addition, to the extent permitted by the Investment Company Act and subject to receipt of exemptive relief from the SEC, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Liability of Common Shareholders

Under Delaware law and the Agreement and Declaration of Trust, each Common Shareholder will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Common Shareholder, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Common Shareholder, or the Board may reduce any amount payable by the Fund to a Common Shareholder in respect of a repurchase of Shares, in accordance with the Agreement and Declaration of Trust in certain circumstances. See “REPURCHASES OF SHARES— Repurchases.”

Limitation of Liability; Indemnification

The Agreement and Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Common Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Common Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Common Shareholder for the repayment of any positive balance in the Common Shareholder’s capital account or for contributions by the Common Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreement and Declaration of Trust to the fullest extent permitted by law.

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the Common Shareholders unless the approval of Common Shareholders is required under the Investment Company Act. However, certain amendments to the Agreement and Declaration of Trust involving capital accounts and allocations thereto may not be made without the written consent of each Common Shareholder materially adversely affected thereby or unless each Common Shareholder has received written notice of the amendment and any Common Shareholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Shares repurchased by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

(1)       upon the affirmative vote to dissolve the Fund by either (i) a majority of the Trustees of the Board, or (ii) Common Shareholders holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Common Shareholders; or

(2)       as required by operation of law.

Upon the occurrence of any event of dissolution, one or more Trustees of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more Trustees of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Common Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Common Shareholders; and (iii) finally to the Common Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Common Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Common Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Common Shareholders.

REPORTS TO COMMON SHAREHOLDERS

The Fund will furnish to Common Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Common Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

FISCAL YEAR

The Fund’s first fiscal year will conclude on March 31, 2021. Thereafter, the Fund’s fiscal year will be the 12-month period ending on March 31. The Fund’s first taxable year will conclude on September 30, 2021. Thereafter, the Fund’s taxable year will be the 12-month period ending on September 30.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [ ], located at [ ] as independent registered public accountants for the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees of the Fund.

INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: Bow River Asset Management LLC, doing business as Bow River Capital, located at 205 Detroit Street, Suite 800, Denver, Colorado.

FREQUENTLY ASKED QUESTIONS

1.	What is the Bow River Capital Evergreen Private Markets Fund?

The Fund presents a unique opportunity to access private equity with investments in a broad cross-section of private equity structures, immediate investment exposure and low investment minimums. Through a single investment, the Fund offers a simplified, comprehensive solution that solves many of the obstacles that prevent investors from accessing private equity, including high investment minimums, concentrated risk exposures and the inability to offer periodic liquidity.

2.	What is the Fund’s investment objective?

The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad portfolio of private equity investments that provide attractive risk-adjusted return potential.

3.	Who is Bow River Capital and what is their role?

Bow River Asset Management LLC (“Bow River Capital” or the “Adviser”) is the investment adviser of the Fund and is responsible for investment selection and portfolio construction. Over the past two decades, their team of investment professionals has developed an attractive track record investing in lower middle market private companies. While the Fund will be the Adviser’s first registered fund under management, unlike many private equity firms, the individuals on Bow River Capital’s Evergreen Fund investment team have extensive experience managing both registered funds and evergreen private equity strategies. Bow River Capital will leverage this diverse private equity expertise when evaluating investment opportunities and screening new investments for portfolio fit. The biographies of the Adviser’s management team can be found under “Investment Team – Bow River Capital”.

4.	Who is Aksia TorreyCove and what is their role?

Aksia TorreyCove Partners LLC (“Aksia TorreyCove”) will act as a non-discretionary investment consultant (“Investment Consultant”) to the Fund. Aksia TorreyCove will assist Bow River Capital in the sourcing, evaluation and recommendation of private market investments, including but not limited to direct investments, secondary investments, and any potential fund commitments.

Aksia TorreyCove is a wholly-owned subsidiary of Aksia LLC, a leading private markets consultant that advises some of the largest institutional investors in the world, including pension plans, insurance companies, government-sponsored entities, foundations and endowments. Aksia TorreyCove has not previously served as an investment consultant to a registered investment company; however, the principals at Aksia TorreyCove have decades of private markets consulting experience and the firm currently serves as investment consultant on more than $75 billion in assets and has 30 investment professionals. The biographies of the Investment Consultant’s management team can be found under “Management of the Fund”.

5.	What is the Fund’s investment strategy?

The Fund will seek to achieve its investment objective through broad exposure to private equity, private credit, and semi-liquid or listed investments, that may include: (i) Direct Investments; (ii) Secondary Investments; (iii) private credit instruments; (iv) Primary Fund Commitments; (v) direct or secondary purchases of liquid credit instruments; (vi) other liquid investments; and (vii) Short-term Investments. The Fund will seek to provide exposure to a broad set of managers, strategies and transaction types across multiple sectors, geographies and vintage years. Please see “Investment Process” for more detailed information.

6.	What are some of the benefits of the Fund?

•	Access – Widespread access to private equity has historically been difficult to achieve. The Fund seeks to close the gap in access to private equity by offering “Eligible Investors” a low-minimum private equity solution that invests in a broad cross-section of private equity investments. See “ELIGIBLE INVESTORS.”

•	Broad Private Equity Exposure – In a single investment, the Fund seeks to provide access to a broad set of managers, strategies and transaction types across multiple sectors, geographies and vintage years.

•	Low Investment Minimums – The minimum initial investment in the Fund for Class I Shares is $1,000,000, and the minimum initial investment for Class II Shares is $50,000, allowing investors access to the private equity market at much lower dollar amounts than what is associated with typical private equity investments.

•	Professional Management – The investment teams from Bow River Capital and Aksia TorreyCove have decades of experience sourcing, evaluating and recommending private equity investments and members of the Bow River investment team have individual experience managing both evergreen private equity funds and registered investment companies.

•	Immediate Investment - Unlike traditional private equity partnerships that call investor capital over a period of years and distribute proceeds upon the exit of underlying investments, the Fund provides investors with an evergreen option that is fully invested upon an investor’s initial subscription. The evergreen nature of the Fund and the ability to make monthly subscriptions provides investors with a tool to better customize their overall exposure to private equity.

•	1099 Tax Reporting - The Fund will distribute a 1099 tax reporting document by January 31st, instead of a Schedule K-1 that is typically provided later in the calendar year.

•	Simplified Performance Reporting – The Fund will calculate a weekly net asset value (“NAV”) that will allow common shareholders to easily calculate and compare Fund performance.

•	Limited Repurchase Offers – The Fund intends to offer limited liquidity to investors through Required Repurchases and Discretionary Repurchases. However, while limited liquidity may be available, the Fund should be considered an illiquid investment and long-term in nature. See “REPURCHASES OF SHARES.”

BUYING AND SELLING SHARES

7.	Who can buy shares in the Fund?

Any investor who is able to certify that they are an “accredited investor” within the meaning of Rule 501 under the Securities Act and meet the other eligibility requirements found under “Eligible Investors.”

8.	How do I subscribe for shares?

Shares will generally be offered on the first business day of each month at the NAV as determined as of the close of regular trading on the New York Stock Exchange on that day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Eligible Investors must complete and execute a subscription document and ensure cleared funds are received prior to the acceptance date. Prospective investors should read this prospectus in its entirety, including the Section entitled “Risks”. See “Purchasing Shares” for more information.

9.	How do I redeem shares?

The Fund should be considered an illiquid investment and is appropriate for investors with a long-term time horizon. The Fund has elected to implement a hybrid repurchase mechanism, where under normal circumstances, the Fund intends to provide a limited degree of liquidity to common shareholders on a quarterly basis by conducting repurchase offers. Subject to applicable law, the Fund has adopted a fundamental policy to conduct Required Repurchases for no less than 5% and no more than 25% of the Fund’s Shares outstanding at NAV, reduced by any applicable repurchase fee. Required Repurchases in excess of 5% will be made at the sole discretion of the Board. As a result, investors should not expect nor rely on Required Repurchases in excess of 5%.

The Fund also intends, under normal market conditions and subject to applicable law, to offer Discretionary Repurchases for each calendar quarter following a Required Repurchase (i.e. each calendar quarter following a semi-annual Required Repurchase), subject to the discretion of the Board. While the Board may consider, among other things, the recommendation of the Adviser and intends to offer no less than 5% of the Fund’s Shares outstanding at NAV, reduced by any applicable repurchase fee, the frequency and amount of each Discretionary Repurchase offer is subject to the approval of the Board. In other words, the Board may determine to not offer a Discretionary Repurchase and may approve Discretionary Repurchases for any amount. As a result, investors should not rely on the occurrence or the amount of any Discretionary Repurchase. See “REPURCHASES OF SHARES.”

10.	When will I receive tax information?

By January 31st, the Fund will distribute a Form 1099-DIV or Form 1099-B to each Common Shareholder, as appropriate, for the prior year.

FEES AND EXPENSES

11.	What are the Fund’s management fees?

The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Adviser to the Fund. The Fund pays the Adviser a monthly Investment Management Fee equal to 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. The Adviser is responsible for paying the Investment Consultant from its Investment Management Fee. See “MANAGEMENT OF THE FUND.”

12.	Does the Fund charge any incentive or performance fees?

The Fund does not charge any incentive or performance fees, however investors will indirectly bear any similar fees that may be charged by Fund investments.

13.	Is there a limit to the Fund’s expenses?

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”). The Expense Limitation Agreement will commence as of the Commencement of Operations and will continue for at least one year from that date.

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Investment Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

14.	What are the Fund’s Specified Expenses?

Specified Expenses that are not covered by the Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Investment Management Fee; (ii) all fees and expenses of Fund Investments (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Fund Investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Common Shareholders. See “Fund Expenses”.

TABLE OF CONTENTS OF SAI

INVESTMENT POLICIES AND PRACTICES	3
FUNDAMENTAL POLICIES	3
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND THE RELATED RISKS	5
BOARD OF TRUSTEES AND OFFICERS	13
CODES OF ETHICS	18
INVESTMENT MANAGEMENT AND OTHER SERVICES	19
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	24
CUSTODIAN	25
PROXY VOTING POLICIES AND PROCEDURES	25
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	25
FINANCIAL STATEMENTS	25
ADDITIONAL INFORMATION	26
Appendix A	A-1
Appendix B	B-1

APPENDIX A

Bow River Capital Evergreen Private Markets Fund

AGREEMENT AND DECLARATION OF TRUST

Dated: [ ]

[ ]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion dated October 14, 2020

STATEMENT OF ADDITIONAL INFORMATION

Bow River Capital Evergreen Private Markets Fund

Class I Shares

Class II Shares

Dated [ ], 2020

c/o Bow River Asset Management LLC

205 Detroit Street, Suite 800

Denver, Colorado 80206

(303) 861-8466

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Bow River Capital Evergreen Private Markets Fund (the “Fund”) dated [ ], 2020 as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

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TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES	3
FUNDAMENTAL POLICIES	3
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND THE RELATED RISKS	5
BOARD OF TRUSTEES AND OFFICERS	13
CODES OF ETHICS	18
INVESTMENT MANAGEMENT AND OTHER SERVICES	19
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	24
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	24
CUSTODIAN	25
PROXY VOTING POLICIES AND PROCEDURES	25
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	25
FINANCIAL STATEMENTS	25
ADDITIONAL INFORMATION	26
Appendix A	A-1
Appendix B	B-1

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INVESTMENT POLICIES AND PRACTICES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the common shareholders of the Fund (the “Common Shareholders”), duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. The Fund may not:

1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

4)	Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “Payment-In-Kind” or “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

5)	Purchase, hold, deal in or sell real estate, except as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time. This investment restriction does not apply to the extent that the Fund makes, directly or indirectly, a real estate investment in accordance with its stated investment strategies.

6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

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7)	Invest 25% or more of the value of its total assets in the securities of issuers that Bow River Asset Management LLC (the “Adviser” or “Bow River Capital”) determines are engaged in any single industry or group of industries, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Portfolio Funds (as defined below) (or in another comparable investment pool). The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in a Portfolio Fund or Funds, in aggregate, that it knows concentrates its assets in a single industry.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except the Fund’s Fundamental Restriction (2) set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. Industries will be classified using the Global Industry Classification Standard (i.e. GICS). The Fund’s investment policies and restrictions do not apply to the activities and the transactions of the closed-end private funds (“Portfolio Funds”) in which the Fund invests, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

Under Section 18 of the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable.

In addition to the above, the Fund has adopted a fundamental policy to conduct semi-annual repurchase offers at net asset value (“NAV”). Therefore, every six months, the Fund will conduct repurchases at per-class NAV per Share of no less than 5% of the outstanding Shares of the Fund (“Required Repurchases”), unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to conduct Required Repurchases is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act).

The Adviser also anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally for each calendar quarter following a Required Repurchase (each, a “Discretionary Repurchase”). While the Board may consider, among other things, the recommendation of the Adviser and anticipates that each Discretionary Repurchase will be offered for each calendar quarter following a Required Repurchase (i.e. each calendar quarter following a semi-annual Required Repurchase), any Discretionary Repurchase of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund’s fundamental policies, which are listed above, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

4

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND THE RELATED RISKS

As discussed in the Prospectus, the Fund may gain access to private assets through a number of different approaches including: (i) direct investments in the equity or debt of a company (“Direct Equity Investments” or “Direct Credit Investments,” respectively, and together, “Direct Investments”); (ii) secondary purchases of interests in closed-end private funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”) and other private assets (together, “Secondary Investments”); (iii) direct private credit instruments; (iv) primary fund commitments (“Private Company Commitments”); (v) direct or secondary purchases of liquid credit instruments; (vi) other liquid investments, including listed private equity, listed infrastructure, and ETFs; and (viii) short-term investments, including money market funds, short term treasuries, or other liquid investment vehicles. The Fund may gain such exposure through a direct investment in the targeted investment entity or indirectly through pooled vehicles or special purpose vehicles managed by the Adviser, any of its affiliates or third parties. This section provides additional information about various types of investments and investment techniques that may be employed by the Fund or by Portfolio Funds in which the Fund invests. Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Fund or of the Portfolio Funds; however, there is no limit on the types of investments the Portfolio Funds may make and certain Portfolio Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Fund may make. Accordingly, the descriptions in this section cannot be comprehensive. Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above) and (iii) that all such investments will be subject to related risks, which can be substantial.

Equity Securities

The Fund’s and/or a Portfolio Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. The Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private equity focus of the Fund, there is expected to be no liquid market for a majority of such investments.

Common Stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Fund’s and/or the Portfolio Funds’ investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

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The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value. If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value. To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value. Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect and result in losses to the Fund.

Derivative Instruments

Although not a principal investment strategy, the Fund or the Portfolio Funds may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity or other asset. Following are descriptions of certain derivatives that the Portfolio Funds may use. The same descriptions apply to the Fund, mutatis mutandis, to the extent that it engages in derivatives transactions. Certain risks associated with derivatives are described under “INVESTMENT RELATED RISKS—Derivative Instruments” in the Prospectus.

Options and Futures

A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

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A Portfolio Fund may purchase call and put options on specific securities or currencies and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous, the Portfolio Fund would be entitled to exercise the option.

A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists, and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting from that contract, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

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In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Portfolio Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow-based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

Trading in futures involves risk of loss to the Portfolio Fund that could materially adversely affect the net asset value of the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Portfolio Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Portfolio Funds to trade without restriction as long as such Portfolio Funds can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

Successful use of futures by a Portfolio Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

A stock index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

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Call and Put Options on Securities Indexes

A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject to the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Yield Curve Options

A Portfolio Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Rights and Warrants

A Portfolio Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that a Portfolio Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Swaps

A Portfolio Fund may enter into equity, interest rate, index, currency rate, total return and/or other types of swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

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Interest Rate, Mortgage and Credit Swaps

A Portfolio Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps

A Portfolio Fund may enter into equity index swaps. Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. A Portfolio Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps

A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity that involves special investment techniques and risks. Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Portfolio Fund’s performance. If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps

A Portfolio Fund may enter into total return swaps. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions

A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.” A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

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Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Portfolio Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps consists of the net amount of the payments that the Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, the Portfolio Fund’s risk of loss consists of the net amount of the payments that the Portfolio Fund contractually is entitled to receive.

Distressed Securities

The Fund or a Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

Additional Method of Investing in a Portfolio Fund

The Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund. There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Fund or where the Adviser elects for other reasons to invest indirectly in a Portfolio Fund (including, without limitation, restrictions of the Investment Company Act). On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Fund may invest in a Portfolio Fund indirectly, such as by purchasing a structured note or entering into a swap or other contract paying a return tied to the return of a Portfolio Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund. Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Fund’s value may decrease as a result of such indirect investment. When the Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Fund may be subject to additional regulations.

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Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

Pandemic Risk

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund and Adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its Adviser and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s Adviser relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses. You should review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures.

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The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are also unknown, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s agreement and declaration of trust (“Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Common Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The trustees of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Common Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Common Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Common Shareholders of the Fund. The Board may call a meeting of the Common Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Common Shareholders cease to constitute a majority of the Trustees then serving on the Board.

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The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Specific details regarding each Trustee’s principal occupations during the past five years are included in the tables below. See “Board of Trustees and Officers—Independent Trustees” and “Board of Trustees and Officers—Interested Trustees and Officers.”

INDEPENDENT TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Jeremy May	Chairman and Trustee	Since Inception	Chief Operating Officer of Magnifi LLC (a fintech firm) (Since June 2019); Previously, President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. (1995 to 2019).	1	Reaves Utility Income Fund (Since 2009); ALPS Series Trust (9 funds) (Since 2012); RiverNorth Opportunities Fund, Inc. (2018 to 2019)
Michael Imhoff	Trustee	Since Inception	Managing Director of Stifel (full service investment firm) (Since 2015); Previously, other roles at Stifel (Since 1985).	1	N/A
Jack Swift	Trustee	Since Inception	Chief Executive Officer of The TIFiN Group (a fintech capital business) (Since 2019); Previously, Partner and President of Crestone Capital, LLC (investment management and wealth advisory firm) (2016 to 2019); Managing Director, Head of Global Business Development of Pacific Current Group (a boutique asset management firm) (2010 to 2016).	1	Member Of The Board Of Advisors at Magnifi (Since 2020).

*	Each Trustee serves an indefinite term, until his successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

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INTERESTED TRUSTEE AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Jeremy Held***	Trustee and President	Since Inception	Managing Director, Bow River Capital (Since 2019); Previously, Chief Investment Officer, ALPS Advisors, Inc. (investment management company) (2007 to 2019.	1	N/A
Rich Wham	Vice President	Since Inception	President and Chief Operating Officer, Bow River Capital (Since 2017); Previously, Partner, Westfield Company Inc. (real estate company) (2015 to 2017).	1	N/A
Jane Ingalls	Vice President and Secretary	Since Inception	Chief of Staff, Bow River Capital (since 2020); Previously, Founder and President, Artemis Consulting Group (2007 to 2020).	1	N/A
Derek Mullins	Treasurer	Since Inception	Managing Partner, PINE Advisor Solutions (provider of outsourced non-investment fund services) (since 2018); Previously, Director of Operations, ArrowMark Partners (asset management firm) (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (investment management company) (2013 to 2018)	1	N/A
John Blue	Chief Compliance Officer	Since Inception	Managing Partner, PINE Advisor Solutions (provider of outsourced non-investment fund services) (Since 2018); Previously, Sr. Vice President and Dir. of Operations and Chief Compliance Officer, 361 Capital, LLC (financial adviser) (2010 to 2018).	1	N/A
Marcie McVeigh	Assistant Treasurer	Since Inception	Associate Director of CFO Services, PINE Advisor Solutions (provider of outsourced non-investment fund services) (Since 2020); Assistant Vice President and Performance Measurement Manager at Brown Brothers Harriman (financial services firm) (2019 to 2020); Sr. Financial Reporting Specialist at American Century Investments (investment management firm) (2011 to 2018).	1	N/A

*	Each Trustee serves an indefinite term, until his successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	Mr. Held is an “interested person” (as that term is defined in the 1940 Act) because of his affiliations with the Adviser.

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Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser, Investment Consultant and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. As described below, the Board has established an audit committee (the “Audit Committee”) and a nominating committee (the “Nominating Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Jeremy May, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, Investment Consultant, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, Investment Consultant, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser, Investment Consultant and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser, Investment Consultant and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser and Investment Consultant, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor, sub-administrator and securities lending counterparty, as applicable. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. The Audit Committee has selected Jeremy May to serve in the role as Chairman of the Audit Committee. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Common Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Common Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Common Shareholder includes at a minimum: the name, address and telephone number of the recommending Common Shareholder and information concerning the Common Shareholder’s interests in the Fund in sufficient detail to establish that the Common Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. The Nominating Committee has selected Michael Imhoff to serve in the role as Chairman of the Nominating Committee. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last year.

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Trustee Ownership of Securities

The Fund has not yet commenced operations, therefore none of the Trustees own shares of the Fund.

Independent Trustee Ownership of Securities

The Fund has not yet commenced operations. Therefore, none of the Independent Trustees (or their immediate family members) owned securities of the Adviser, Investment Consultant, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser or Investment Consultant.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $30,000 per year. In addition, the Fund pays an additional retainer of $2,500 per year to the Chairman of the Audit Committee and to the Chairman of the Nominating Committee. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

The following table sets forth certain information regarding the compensation of the Fund’s Trustees.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Funds and Fund Complex Paid to Trustees(2)
Jeremy May	$32,500	$32,500
Michael Imhoff	$32,500	$32,500
Jack Swift	$30,000	$30,000

(1)	The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.

(2)	The total estimated compensation to be paid from the Fund and Fund Complex for a full calendar year.

CODES OF ETHICS

The Fund, the Adviser and Investment Consultant have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Adviser and Investment Consultant from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Bow River Asset Management LLC, doing business as Bow River Capital, located at 205 Detroit Street, Suite 800, Denver, Colorado, serves as the Adviser of the Fund and will be responsible for determining and implementing the Fund’s overall investment strategy, including direct investments. The Adviser, formed in 2003, is a private, independently-owned firm that is focused on investing in the lower middle market in three asset classes, including private equity, real estate and software growth equity. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the investment management agreement (the “Investment Management Agreement”).

The Investment Management Agreement will become effective as of the Commencement of Operations, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING” in the Prospectus. The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, reckless disregard or gross negligence of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Management Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).

The Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund will pay a monthly Investment Management Fee equal to 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Investment Management Fee will be computed as of the last day of each month.

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The Investment Management Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Common Shareholders.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser.

In addition, the Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”).

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, in respect of any Class of Shares for any month exceed the Expense Cap applicable to that Class of Shares, the Adviser will waive its Investment Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Investment Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Investment Management Fee; (ii) all fees and expenses of Fund Investments (including any Acquired Fund Fees and Expenses); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Common Shareholders).

The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

Investment Consultant

Aksia TorreyCove Partners, LLC (“Aksia TorreyCove”), located at 10180 Barnes Canyon Road, Suite 200, San Diego, CA 92121, serves as Investment Consultant to the Fund and assists the Adviser with sourcing, evaluating and selecting investments for the Fund’s portfolio. The Investment Consultant, formed in 2011, is a private, independently-owned firm that provides asset management services to state and local pension plans, endowments and foundations. The Investment Consultant is an investment adviser registered with the SEC under the Advisers Act.

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The Investment Consultant Agreement will become effective as of the Commencement of Operations, and will continue in effect for an initial two-year term. Thereafter, the Investment Consultant Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Investment Consultant Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board, the Adviser or the Investment Consultant. A discussion regarding the basis for the Board’s approval of the Investment Consultant Agreement will be available in the Fund’s first report to Common Shareholders.

The Adviser will pay the Investment Consultant a fee of 0.375% (on an annualized basis) of the Fund’s average daily Managed Assets, in consideration of the services provided by the Investment Consultant to the Fund.

Investment Team – Bow River Capital

Bow River Capital has an experienced investment team with significant expertise underwriting and executing private equity investments, managing evergreen private equity strategies and managing registered funds. The Fund’s investment team will be led by Jeremy Held, Mike Trihy and Rich Wham (the “Portfolio Managers”).

Jeremy Held

Jeremy Held, CFA, is currently responsible for Bow River Capital’s registered asset management business including investment oversight, research and product development. Prior to joining Bow River Capital, Mr. Held was the Director of Research and Chief Investment Officer at ALPS Advisors, a Denver-based asset manager that specializes in registered fund vehicles focused on real assets and alternative investments. Mr. Held began his career at ALPS in 1996 and helped lead a variety of business initiatives over two decades, including the launch of the firm’s asset management business in 2007. Mr. Held has a strong track record launching innovative investment products, including the world’s first Master Limited Partnership (“MLP”) Exchange-Traded Fund (“ETF”), as well as the first Listed Private Equity (“LPE”) mutual fund. Mr. Held was ultimately responsible for all aspects of the ALPS Advisors business, overseeing 44 registered investment companies and more than $20 billion in assets. Mr. Held has significant investment oversight experience, advising several registered mutual fund boards and serving as President of Red Rocks Capital, a wholly-owned subsidiary of ALPS focused on Listed Private Equity investments.

Mike Trihy

Mike Trihy, CFA, joined Bow River Capital as a Vice President and Portfolio Manager, and is currently responsible for portfolio construction and investment research for the Fund. Prior to joining Bow River Capital in 2019, Mr. Trihy was a Portfolio Manager at Partners Group, a Swiss-based global private markets manager. Mike joined Partners Group in January 2017 and was responsible for the day-to-day portfolio management for separate account and evergreen fund mandates in the Americas region, including the largest private equity-focused tender offer fund globally. During his time as Portfolio Manager, the evergreen funds under his mandate delivered consistent total returns with low levels of volatility, while maintaining appropriate liquidity and a high level of portfolio diversification. He has constructed portfolios across multiple asset classes, including private equity, real assets, private credit, and liquid investments (equity and credit). Before his time at Partners Group, Mr. Trihy and Mr. Held worked together for six years when Mr. Trihy served as a Client Portfolio Manager at Red Rocks Capital, a Denver-based asset manager focused on Listed Private Equity investments. He was responsible for investment research and portfolio management of the firm's equity index products.

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Rich Wham

Prior to joining Bow River Capital, Mr. Wham spent thirteen years as a partner at Denver-based Westfield Company where he led the capitalization of numerous real estate investments exceeding $1 billion in total value. As President and Chief Operating Officer at Bow River Capital, Mr. Wham is responsible for overseeing operations of Bow River Capital and its funds, investor relations, and engaging specialized and experienced personnel to advise on potential new fund opportunities. Additionally, he oversees the real estate group and co-chairs the advisory board for the 2017 Buyout Fund. Mr. Wham represents a “C-level” point of contact for all Bow River Capital investors.

Management Team – Aksia TorreyCove

Aksia TorreyCove is a wholly-owned subsidiary of Aksia LLC, a leading private markets consultant that advises some of the largest institutional investors in the world, including pension plans, insurance companies, government-related institutions, foundations and endowments. The principals at Aksia TorreyCove have decades of private markets consulting experience and the firm currently has more than $160 billion in assets under advisory and 250 investment professionals.

David Fann

David Fann is Vice Chairman of Aksia TorreyCove and has over 30 years of experience in the private equity industry. Mr. Fann is responsible for the overall framework of Aksia TorreyCove’s private markets offering and provides senior advisory support to the firm’s client advisory and private market investment research activities. Prior to joining Aksia TorreyCove, he was Co-Founder, President and Chief Executive Officer of TorreyCove Capital Partners. Throughout his career, Mr. Fann has led investment organizations that have invested/committed over $45 billion in private equity investments. He has invested in 26 leveraged buyout, private equity and venture capital investments as a lead investor or co-investor, of which ten became publicly traded through initial public offerings (several of which were acquired by Fortune 500 companies). Prior to TorreyCove Capital Partners, he was the President and Chief Executive Officer of PCG Asset Management. Previously, he was a Managing Director of US Trust and Vice President of Citicorp Venture Capital. Mr. Fann has served on the board of directors of eleven companies, as a board observer for seven companies, as chairman of the board of directors for two companies, and currently serves on the honorary advisory board for the Association of Asian American Investment Managers and on the advisory board for the Robert H. Toigo Foundation. Mr. Fann is a non-voting member of the Fund’s investment committee.

Tom Martin

Tom Martin is Head of Private Equity for Aksia TorreyCove and has over 17 years of private equity investment experience. He oversees sourcing, research, and risk management of clients’ allocations to private equity and real asset strategies. Prior to joining Aksia TorreyCove, Mr. Martin was a Co-Founder and Managing Director of TorreyCove Capital Partners, where he was responsible for the Private Equity Investment Research team. Prior to this role, Mr. Martin was a Senior Vice President at PCG Asset Management. Before joining PCG in 2002, he was a Vice President at Laffer Associates. Mr. Martin is a non-voting member of the Fund’s investment committee.

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Nic DiLoretta

Nic DiLoretta is Managing Director and Deputy Head of Private Equity for Aksia TorreyCove. Mr. DiLoretta has over 12 years of experience in alternative assets with a focus in private markets. He leads the identification, due diligence, and selection of private equity and real asset investments for Aksia TorreyCove. He also assists in the management of the teams responsible for sourcing, conducting due diligence, and evaluating investments in the private equity and real asset sectors, and directly oversees the Associate-level investment professionals. Prior to joining Aksia TorreyCove, Nic was Senior Vice President & Deputy Head of Investment Research at TorreyCove Capital Partners, where he oversaw the firm’s Associate-level investment research staff. He also led the identification, due diligence, and selection of private equity and real asset investments. Prior to that, Nic was an Associate at PCG Asset Management, where he supported the Risk Management department and assisted in the due diligence of private equity investments. Mr. DiLoretta is a non-voting member of the Fund’s investment committee.

Bow River Capital believes that Aksia TorreyCove’s extensive private equity relationships and institutional investment expertise combined with Bow River Capital’s historical track record, investment process and evergreen fund experience can provide investors with an opportunity to access a diversified private equity solution with attractive risk-adjusted return potential.

Other Accounts Managed by the Investment Team

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Jeremy Held	0	0	0	0	0	0
Mike Trihy	0	0	0	0	0	0
Rich Wham	0	0	0	0	2 accounts with a value of $348 million	0

Conflicts of Interest

The Investment Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

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Compensation of the Investment Team

A competitive base salary and a performance-based bonus structure are in place for all team members. Members of the Investment Team, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity.

Investment Team Ownership of Securities in the Fund

The Fund has not yet commenced operations, therefore none of the members of the Investment Team own Shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Adviser will generally select brokers and dealers to effect transactions on behalf of the Fund in substantially the following manner. When the Adviser is aware that portfolio securities it intends to purchase for the Fund are available from multiple sources, such as multiple alternative trading systems or placement agents, the Adviser will undertake best efforts to obtain and retain two or more, as it deems appropriate, alternative quotes for such portfolio securities and document why the Adviser selected a source for any resulting purchase.

In selecting brokers and dealers to effect transactions on behalf of the Fund, the Adviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. As described below, the Adviser may place orders with brokers that provide research services. Such transactions shall comply with the safe harbor under Section 28(e) of the Exchange Act, with respect to the receipt of such services.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders with brokers that provide the Fund and the Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

In most instances, the Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Portfolio Funds by the Fund) may be subject to expenses. Given the private equity focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [ ], located at [ ] as independent registered public accountants for the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees of the Fund.

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CUSTODIAN

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s Administrator.

Calculation of net asset value

The Fund will calculate its net asset value as of the close of regular trading on the New York Stock Exchange on the last business day of each calendar week, each business day for the five business days preceding a repurchase request deadline (at such specific time set by the Board), each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix B to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (888) 330-3350 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund has not yet commenced operations, therefore no Shares of the Fund are currently owned.

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by [ ].

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ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

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APPENDIX A

[ ]

A-1

APPENDIX B

Policy on Proxy Voting

April 2020

This Policy on Proxy Voting (“Policy”) is the property of Bow River Capital Asset Management LLC., doing business as Bow River Capital (“Bow River Capital” or the “Company”). Electronic copies of this Policy must be deleted and hardcopies must be returned to the Company if an individual’s association with the Company terminates for any reason.

The policies and procedures set forth herein supersede previous manuals, policies, and procedures.

© 2020 Bow River Capital Asset Management LLC.. All rights reserved.

The content of this policy is confidential and should not be revealed to third parties. No part of this document may be sent to or shared with any person who is not an employee of Bow River Capital, copied or otherwise reproduced without the express consent of the CCO.

I NTRODUCTION

This Policy on Proxy Voting (the “Policy”) is not a full procedural policy. It is intended to give Associates a general understanding of the Policy, rules and requirements surrounding the voting of proxies at Bow River Capital.

All Associates must abide by this Policy. Associates should speak to the CCO or, in her absence, the CEO or President regarding any questions about this Policy, or if he or she feels that the Policy should be changed or updated.

Capitalized terms are defined in the Definitions section of this Policy.

D EFINITIONS

The following defined terms are used throughout this Manual. Other capitalized terms are defined within specific sections of the Manual.

Advisers Act	The Investment Advisers Act of 1940.
Associates	Bow River Capital’s officers, directors, principals, and employees.
Bow River Capital	Bow River Asset Management, LLC., an investment adviser registered with the SEC.
CCO	Regina M. Watson, Bow River Capital’s Chief Compliance Officer and General Counsel.
CEO	Blair E. Richardson, Bow River Capital’s Chief Executive Officer.
Clients	Funds and co-investment vehicles for which Bow River Capital provides investment advisory services. The underlying Investors in pooled investment vehicles advised by Bow River Capital are not Clients of Bow River Capital.
Funds	Collectively, Bow River Capital Fund II, LP; Bow River Capital Fund III, LP; Bow River Capital Fund IV, LP; Bow River Capital Fund V, LP; Bow River General Partners Investors, LP; Bow River Capital 2011 Fund, LP; Bow River Capital 2011-QP Fund, LP; Bow River Capital 2011-TE Fund, LP; Bow River Capital 2011 Cayman Fund, LP; Bow River General Partners 2011, LP; Bow River Capital Real Estate Fund I, LP; BRCGP Real Estate, LP; Bow River Capital 2017 Fund, LP; Bow River Capital 2017-QP Fund, LP; Bow River Capital 2017 Cayman Fund, LP; Bow River General Partners 2017, LP; Bow River Capital Real Estate Fund II, LP; Bow River Capital Real Estate Fund II-QP, LP; BRCGP Real Estate II, LP; Bow River Capital 2019 Software Growth Equity Fund, LP; Bow River Capital 2019-QP Software Growth Equity Fund, LP; Bow River General Partners 2019 Software Fund, LP; Bow River Capital OZ 1, LLC, ; Bow River Capital OZ 2, LLC; Bow River Capital Evergreen Private Equity Fund, LP.

Investor	A limited partner or shareholder in a pooled investment vehicle advised by Bow River Capital or an affiliate.
IC Act	The Investment Company Act of 1940.
Policy	The Bow River Capital Proxy Voting Policy and Procedures.
President	Rich Wham, Bow River Capital’s President.
Proxy Committee	Currently, Jeremy Held (Managing Director), Michael Trihy (Vice President) and Regina Watson (Chief Compliance Officer).
Security	The SEC defines the term “Security” broadly to include stocks, bonds, certificates of deposit, options, interests in Private Placements, futures contracts on other securities, participations in profit-sharing agreements, and interests in oil, gas, or other mineral royalties or leases, among other things. “Security” is also defined to include any instrument commonly known as a security. Any questions about whether an instrument is a security for purposes of the Federal securities laws should be directed to the CCO.
SEC	The Securities and Exchange Commission.
Securities Act	The Securities Act of 1933.

PROXY VOTING

Background

Investment advisers are fiduciaries that owe their undivided loyalty to their clients. Investment advisers are trusted to represent clients’ interests in many matters, and advisers must hold themselves to the highest standard of fairness in all such matters. As part of its responsibilities to the Funds, Bow River Capital votes proxies for Securities held in the Funds.

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of the Bow River Capital Compliance Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, Bow River Capital considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	Bow River Capital lacks written proxy voting policies and procedures;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in Clients’ best interests;

•	Conflicts of interest between Bow River Capital and a Client are not identified or resolved appropriately;

•	Third-party proxy voting services do not vote proxies according to Bow River Capital’s instructions and in Clients’ and Investor’s best interests; and

•	Proxy voting records, Investor’s requests for proxy voting information, and Bow River Capital’s responses to such requests, are not properly maintained;

Bow River Capital has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Most of Bow River Capital’s Clients have investments which typically do not issue proxies. However, the Bow River Capital Evergreen Private Markets Fund (“Fund”) may from time to time receive a proxy. In such instances, Bow River Capital will vote each proxy in accordance with its fiduciary duty to its Client. Proxies are assets of Bow River Capital’s Clients that must be voted with diligence, care, and loyalty. Bow River Capital will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, Bow River Capital does not abide by any specific proxy voting instructions conveyed by an Investor with respect to the Private Funds’ Securities. The Investment Committee will coordinate Bow River Capital’s proxy voting process.

PROXY ADMINISTRATION

The Fund’s Portfolio Manager – Michael Trihy, Managing Director – Jeremy Held and Chief Compliance Officer – Regina Watson currently comprise the Proxy Committee. The Proxy Committee has developed this Policy which contains Bow River Capital’s position on many major proxy voting issues, creates guidelines, and oversees the voting process for the Funds. The Proxy Committee analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In establishing the Bow River Capital Proxy Policy, the Proxy Committee relies upon the firm’s own fundamental research, independent research provided by outside groups, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio managers decide how to vote on the proxy proposals of companies in their portfolios. Because portfolio managers may have differences of opinion on portfolio companies and their unique governance issues, Bow River Capital Funds may cast different votes at the same shareholder meeting. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews Bow River Capital’s proxy voting process, policies, and voting records.

FIDUCIARY CONSIDERATIONS

Bow River Capital’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the Client and Bow River Capital Fund shareholders. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, Bow River Capital might refrain from voting if a Bow River Capital associate is required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible conflicts between the interests of Bow River Capital and those of its Clients with respect to proxy voting. The firm has adopted safeguards to ensure that its voting of proxies is not influenced by interests other than those of the Fund shareholders and Clients. When considering membership for the Proxy Committee, it was determined to be in the best interest of the Fund and Clients not to include individuals whose primary duties relate to client relationship management, marketing, or sales. Since the firm’s voting guidelines are predetermined by the Proxy Committee, application of the voting guidelines should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes inconsistent with this Policy in order to determine whether the portfolio manager’s voting rationale appears reasonable.

The Proxy Committee also assesses whether any business or other relationships between Bow River Capital and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time the portfolio manager casts the firm’s vote. With respect to personal conflicts of interest, Bow River Capital’s Code of Ethics requires all Associates to avoid placing themselves in a “compromising position” where their interests may conflict with those of the firm’s Clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

GLOBAL INVESTMENTS

Bow River Capital applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that applying policies developed for U.S. corporate governance is not appropriate for all markets.

CONFLICTS IN CONNECTION WITH PROXY VOTING

If a portfolio manager or analyst with the authority to vote a proxy or recommend a proxy vote for Security owned by a Bow River Capital Fund has an immediate family member who is an officer or director or has a material business relationship with the issuer of the security, the portfolio manager or analyst should inform the Proxy Committee of the relationship so that the Proxy Committee can assess any conflict of interest that may affect whether the proxy should or should not be voted in accordance with the firm’s proxy voting policies.

PROXY VOTE FILINGS

All Funds, regardless of their fiscal years, must file with the SEC by August 31, their proxy voting records for the most recent 12-month period ended June 30.

BOW RIVER CAPITAL’S GENERAL VOTING GUIDELINES

Following are selected key voting issues and the Bow River Capital proxy voting guidelines for 2020. This document is updated annually.

Proxy Voting Issue	General Bow River Guidelines for Proxy Vote
Auditor Limitation of Liability and Indemnification	Generally, Bow River Capital will vote against auditor indemnification and limitation of liability that limits shareholders' ability to pursue legitimate legal recourse against the audit firm.
Auditor Ratification

Generally, Bow River Capital will vote for approval of auditors. However, Bow River Capital may vote against ratification of auditors and/ or against members of the audit committee if:

o     An auditor has a financial interest in or association with the company, and is therefore not independent;

o     There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

o      The auditor has issued an adverse opinion on the company's most recent financial statements;

o      A material weakness under Section 404 of the Sarbanes-Oxley Act rises to a level of serious concern, there are chronic internal control weaknesses, or there is an absence of effective control mechanisms;

o     Pervasive evidence indicates that the company entered into an inappropriate indemnification agreement with its auditor; or

o     Non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Election of Directors

In the U.S., Bow River Capital will generally vote for slates with a majority of independent directors and for slates with less than a majority of independent directors if the company has a shareholder (or group of shareholders) who controls the company by means of economic ownership, not supervoting control.

Outside the U.S., Bow River expects companies to adhere to the minimum independence standard established by regional corporate governance rules.

Bow River will generally vote against directors in the following cases:

o      Inside directors and affiliated outside directors who serve on the board's Audit, Compensation or Nominating committees;

o      Any director who is CEO of a publicly traded company and serves on more than two additional public boards.

Proxy Voting Issue	General Bow River Guidelines for Proxy Vote
Election of Directors, (continued)

Bow River Capital will generally vote against the entire board, certain committee members or all directors in the following cases:

o      Directors failed to take appropriate action following a proposal that was approved by a majority of shareholders;

o      Directors adopted a poison pill without shareholder approval, unless the board has committed to put it to a vote within the next 12 months; or

o      Directors approved egregious corporate governance actions or exhibit persistent failure to represent shareholders' interests, in the opinion of

Bow River Capital after consultation with its proxy advisers.

Requirement for Independent Board Chair

Bow River Capital will consider this issue on a case-by case basis, taking into consideration primarily the views of the portfolio manager as to whether the role of board chair should be a separate position. Secondary considerations include the role of the board's lead independent director and the board's overall composition.

Majority Voting

Bow River Capital will generally vote for proposals asking the Board to initiate the process to provide that director nominees be elected by the affirmative majority of votes cast at an annual meeting of shareholders. Resolutions should specify a carve-out for a plurality vote standard when there are more nominees than board seats.

Proxy Contests

Bow River will consider the voting of proxies for this issue on a case-by-case basis, considering the long-term financial performance of the target company relative to its industry, management's track record, the qualifications of the shareholder's nominees, and other factors.

Reimburse Proxy Solicitation Expenses	Bow River Capital will generally vote for this issue.
Adopt/Amend/Rescind Poison Pill

Generally, Bow River Capital will vote against management proposals on this issue.

Bow River Capital will generally vote for shareholder proposals on this issue, unless the shareholders have already approved the pill, or the company commits to giving shareholders the right to approve it within 12 months

Annual vs. Staggered Board Elections	Bow River Capital will generally vote against proposals to elect directors to staggered, multi-year terms. Bow River Capital will generally vote for proposals to repeal staggered boards and elect all directors annually.
Adopt Cumulative Voting	Bow River Capital will generally vote against this issue.

Proxy Voting Issue	General Bow River Guidelines for Proxy Vote
Shareholder Ability to Call Special Meetings

Bow River Capital will generally vote for proposals allowing shareholders to call special meetings when either (a) the company does not already afford shareholders that right, or (b) the threshold to call a special meeting is greater than 25 percent. Bow River Capital will generally vote against proposals to reduce the threshold of shareholders required if the company has in place a standard of no more than 25 percent. Bow River Capital will generally vote against proposals to restrict or prohibit shareholders' ability to call special meetings.

Simple Majority vs. Supermajority Provisions	Bow River Capital generally votes against proposals to require a super- majority shareholder vote and generally votes for proposals to adopt simple majority requirements for all items that require shareholder approval.
Dual-Class Equity

Bow River Capital generally votes against proposals that authorize the issuance of shares that would create disproportionate voting rights. Bow River Capital generally votes for proposals to implement a capital structure with one share, one vote.

Authorization of Additional Common Stock	Bow River Capital would review this proxy issue on a case-by-case basis.
Reverse Stock Split	Bow River Capital will generally vote for proposals where there is a proportionate reduction in the number of authorized shares.
Director Compensation

Bow River Capital will generally vote for proposals to award cash fees to non- executive directors, unless fees are excessive.

Bow River Capital will generally vote for director equity plans that are subject to reasonable stock ownership guidelines, have an appropriate vesting schedule, represent a prudent mix between cash and equity, provide adequate disclosure and do not include inappropriate benefits such as post-retirement payments or executive perks.

Extraordinary Corporate Events	Bow River Capital will review the following proxy issues on a case-by-case basis: o Mergers, o Acquisitions, o Corporate Restructurings, o Corporate Reorganization, and o Debt Restructuring

Proxy Voting Issue	General Bow River Guidelines for Proxy Vote
Preferred Stock

Generally, Bow River Capital will vote for proposals to create a class of preferred stock where the company specifies acceptable voting, dividend, conversion and other rights.

Generally, Bow River Capital will vote against proposals to create a blank check preferred stock with unspecified voting, dividend, conversion and other rights.

The positions of Bow River Capital stated above are general guidance only and the firm can vote in a different manner from its stated position depending on the facts and circumstances available at the time of the vote.

Disclosures to Investors, Prospective Investors and Third Parties

Bow River Capital includes a description of its policies and procedures regarding proxy voting in Part 2 of Form ADV. In addition, Investors can contact the CCO to obtain a copy of these policies and procedures and information about how Bow River Capital voted with respect to its Funds.

Any request for information about proxy voting should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, Bow River Capital does not disclose how it expects to vote on upcoming proxies. Additionally, Bow River Capital does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

PART C:

OTHER INFORMATION

Bow River Capital Evergreen Private Markets Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

To be filed by amendment.

(2)	Exhibits

(a)(1)	Declaration of Trust to be filed by amendment.

(a)(2)	Certificate of Trust as previously filed on April 30, 2020.

(b)	By-Laws of the Registrant to be filed by amendment.

(c)	Not applicable.

(d)	To be filed by amendment.

(e)	To be filed by amendment.

(f)	Not applicable.

(g)	Form of Investment Management Agreement to be filed by amendment.

(h)(1)	Form of Distribution Services Agreement to be filed by amendment.

(i)	Not applicable.

(j)	Form of Custody Agreement to be filed by amendment.

(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement to be filed by amendment.

(k)(2)	Form of Transfer Agency Agreement to be filed by amendment.

(k)(3)	Form of Expense Limitation and Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP to be filed by amendment.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of Bow River Asset Management LLC to be filed by amendment.

(r)(3)	Code of Ethics of Aksia TorreyCove Partners LLC to be filed by amendment.

(s)	Powers of Attorney are filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates*:

Registration fees	$[ ]
Legal fees	$[ ]
Printing fees	$[ ]
Blue Sky fees	$[ ]
Transfer Agent fees	$[ ]
Total	$[ ]

*	To be completed by pre-effective amendment.

Item 28. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	0

*	As of October 14, 2020.

Item 30. Indemnification

To be completed in a pre-effective amendment.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Bow River Asset Management LLC (the “Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the Adviser and/or the Registrant’s counsel. The address of each is as follows:

1.	Bow River Asset Management LLC 205 Detroit Street, Suite 800 Denver, Colorado 80206

2.	Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended,, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver in the State of Colorado on the 14th day of October, 2020.

Bow River Capital Evergreen Private Markets Fund

By:	/s/ Jeremy Held
Name: Jeremy Held
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the 14th day of October 2020.

/s/ Jeremy Held
Jeremy Held	Trustee and President

/s/ Derek Mullins
Derek Mullins	Treasurer

*Jeremy May
Jeremy May	Trustee

*Jack Swift
Jack Swift	Trustee

*Michael Imhoff
Michael Imhoff	Trustee

*By:	/s/ Jeremy Held
Jeremy Held
Attorney-in-Fact
(pursuant to power of attorney)

Exhibit Index

(s)	Powers of Attorney